As filed with the Securities and Exchange Commission
                              On October 28, 2005


                               File Nos. 33-12988
                                    811-05088

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                             Post-Effective Amendment No. 61    X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 63               X

                        THE ALLIANCEBERNSTEIN PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)
                1345 Avenue of the Americas, New York, N.Y. 10105
                          (800) 221-5672 (Registrant's
                     Telephone Number, including Area Code)

                                 MARK R. MANLEY
                        Alliance Capital Management L.P.
                1345 Avenue of the Americas, New York, N.Y. 10105
                     (Name and address of Agent for Service)

                          Copies of communications to:
                              Patricia A. Poglinco
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

     ---   immediately upon filing pursuant to paragraph (b)
      X    on November 1, 2005 pursuant paragraph (b)
     ---   60 days after filing pursuant to paragraph (a)(1)
     ---   on (date) pursuant to paragraph (a)(1)
     ---   75 days after filing pursuant to paragraph (a)(2)
     ---   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

        _____This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 61 relates solely to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the AllianceBernstein Growth Fund. No information contained in the Registrant's registration statement relating to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy is amended or superseded hereby. The Registrant's Prospectuses dated November 1, 2004 relating to Class A, Class B, Class C and Advisor Class shares and dated March 1, 2005 (as amended May 16, 2005) relating to the Class A, Class R, Class K and Class I shares of AllianceBernstein Growth Fund are incorporated by reference herein.

[LOGO] AllianceBernstein(R)
     Investment Research and Management

                                                  ALLIANCEBERNSTEIN GROWTH FUNDS
                                        -AllianceBernstein Large Cap Growth Fund
                                                  -AllianceBernstein Growth Fund
                                          -AllianceBernstein Mid-Cap Growth Fund
                                   -AllianceBernstein Small Cap Growth Portfolio
                                       -AllianceBernstein Global Technology Fund
                                      -AllianceBernstein Global Health Care Fund
                                  -AllianceBernstein Global Research Growth Fund
--------------------------------------------------------------------------------
Supplement dated November 1, 2005 to the Prospectus dated November 1, 2004 of the AllianceBernstein Growth Funds that offers Class A, Class B, Class C and Advisor Class shares of AllianceBernstein Large Cap Growth Fund, AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund and AllianceBernstein Global Research Growth Fund (the "Funds") and Class R shares of AllianceBernstein Large Cap Growth Fund, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund.

The performance information for each Fund under the headings "Performance Table" and "Bar Chart" in the "Risk/Return Summary" is replaced with the following:

AllianceBernstein Large Cap Growth Fund
---------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                 1 Year**            5 Years**           10 Years**
                                                 --------            ---------           ----------
Class A***          Return Before Taxes           3.58%               -12.13%               9.33%
                    Return After Taxes on
                    Distributions                 3.58%               -12.43%               8.26%
                    Return After Taxes on
                    Distributions and Sale of
                    Fund Shares                   2.33%                -9.83%               7.91%
Class B             Return Before Taxes           3.41%               -12.02%               9.20%
Class C             Return Before Taxes           6.39%               -12.00%               9.05%
Class R             Return Before Taxes           7.95%               -11.55%               9.58%
Advisor Class       Return Before Taxes           8.49%               -11.10%              10.16%
Russell 1000        (reflects no deduction
Growth Index        for fees, expenses, or
                    taxes)                        6.30%                -9.29%               9.59%
-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Dates for Class R shares: 11/3/03 and for Advisor Class shares:
     10/1/96. Performance information for periods prior to the inception of
     Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class shares, respectively.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C,
     Class R and Advisor Class shares because these Classes have different expense ratios; -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 7.07%.


The following table was depicted as a bar chart in the printed material.


46.87   24.14   32.67   49.31   28.98  -19.87  -23.92   -32.38    22.71    8.19
 95      96      97       98     99       00     01       02        03      04

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

AllianceBernstein Growth Fund
-----------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                  1 Year              5 Years            10 Years**
                                                  ------              -------            ----------
Class A***          Return Before Taxes           10.15%               -8.18%               7.85%
                    Return After Taxes on
                    Distributions                 10.15%               -8.72%               6.66%
                    Return After Taxes on
                    Distributions and Sale of
                    Fund Shares                    6.59%               -6.90%               6.52%
Class B             Return Before Taxes           10.17%               -8.07%               7.70%
Class C             Return Before Taxes           13.25%               -8.04%               7.56%
Advisor Class       Return Before Taxes           15.42%               -7.10%               8.65%
Russell 3000        (reflects no deduction
Growth Index        for fees, expenses, or
                    taxes)                         6.93%               -8.87%               9.30%

-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C and
     Advisor Class shares because these Classes have different expense ratios;
     -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 5.78%.


The following table was depicted as a bar chart in the printed material.


29.49   23.20   27.09   28.17   25.59   -18.47   -24.49   -28.63   34.88   15.03
 95      96      97       98      99      00       01       02      03      04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.86%, 4th quarter, 1998; and Worst Quarter was down -23.60%, 1st quarter, 2001.

AllianceBernstein Mid-Cap Growth Fund
-------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                  1 Year              5 Years            10 Years**
                                                  ------              -------            ----------
Class A***          Return Before Taxes           14.21%               -2.56%              9.45%
                    Return After Taxes on
                    Distributions                 14.21%               -2.86%              6.99%
                    Return After Taxes on
                    Distributions and Sale of
                    Fund Shares                    9.24%               -2.33%              6.89%
Class B             Return Before Taxes           14.22%               -2.57%              9.18%
Class C             Return Before Taxes           17.26%               -2.57%              8.97%
Advisor Class       Return Before Taxes           19.53%               -1.50%             10.17%
Russell Mid-Cap     (reflects no deduction
Growth Index        for fees, expenses, or
                    taxes)                        15.48%               -3.36%             11.23%

-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C and
     Advisor Class shares because these Classes have different expense ratios;
     -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.46%.


The following table was depicted as a bar chart in the printed material.


34.84   17.54   36.01   -2.72   33.90   -15.88   -18.08   -32.72   65.96   19.23
  95      96      97      98      99      00        01      02      03       04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -25.52%, 3rd quarter, 2001.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                  1 Year              5 Years            10 Years**
                                                  ------              -------            ----------
Class A***          Return Before Taxes           9.10%                -2.55%               8.08%
                    Return After Taxes on
                    Distributions                 9.10%                -3.32%               6.07%
                    Return After Taxes on
                    Distributions and Sale of
                    Fund Shares                   5.92%                -2.61%               5.85%
Class B             Return Before Taxes           9.04%                -2.48%               7.88%
Class C             Return Before Taxes          12.13%                -2.45%               7.72%
Advisor Class       Return Before Taxes          14.25%                -1.38%               8.87%
Russell 2000        (reflects no deduction
Growth Index        for fees, expenses, or
                    taxes)                       14.31%                -3.57%               7.12%

-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Date for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C and
     Advisor Class shares because these Classes have different expense ratios;
     -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 1.33%.


The following table was depicted as a bar chart in the printed material.


47.64   32.62   17.24   -4.57   12.96   -7.61   -13.64   -31.84   -48.09   13.95
  95      96      97      98      99      00      01       02       03       04

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.

AllianceBernstein Global Technology Fund
----------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                        1 Year**            5 Years**           10 Years**
                                                        --------            ---------           ----------
Class A***                 Return Before Taxes           0.47%               -14.62%               8.75%
                           Return After Taxes on
                           Distributions                 0.47%               -14.84%               8.08%
                           Return After Taxes on
                           Distributions and Sale of
                           Fund Shares                   0.31%               -11.71%               7.56%
Class B                    Return Before Taxes           0.13%               -14.53%               8.59%
Class C                    Return Before Taxes           3.19%               -14.51%               8.43%
Class R                    Return Before Taxes           4.75%               -14.01%               9.01%
Advisor Class              Return Before Taxes           5.29%               -13.62%               9.55%
MSCI World                 (reflects no deduction
Information                for fees, expenses, or
Technology Index (Net)+    taxes)                        2.48%               -17.47%              10.35%
MSCI World Index           (reflects no deduction
(Net)+                     for fees, expenses, or
                           taxes)                       14.72%                -2.45%               8.09%

-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Dates for Class R shares: 11/3/03 and for Advisor Class shares:
     10/1/96. Performance information for periods prior to the inception of
     Class R and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Advisor Class shares, respectively.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C,
     Class R and Advisor Class shares because these Classes have different expense ratios; -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+    The MSCI World Information Technology Index (Net) and MSCI World Index
     (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.60%.


The following table was depicted as a bar chart in the printed material.


45.80   19.41  4.54   63.14   71.78   -24.62   -25.88   -42.95   41.67   4.93
  95     96     97     98      99       00        01      02      03      04

Calendar Year End

AllianceBernstein Global Health Care Fund
-----------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                                                   Since
                                                 1 Year           5 Years         Inception**
                                                 ------           -------       -------------
Class A***          Return Before Taxes           1.73%            1.99%              2.42%
                    Return After Taxes on
                    Distributions                 1.72%            1.94%              2.37%
                    Return After Taxes on
                    Distributions and Sale of
                    Fund Shares                   1.12%            1.67%              2.05%
Class B             Return Before Taxes           1.49%            2.13%              2.49%
Class C             Return Before Taxes           4.49%            2.13%              2.50%
Advisor Class       Return Before Taxes           6.53%            3.37%              3.72%


MSCI World          (reflects no deduction
Healthcare Index    for fees, expenses, or
(Net)+              taxes)                        6.00%            2.68%              1.85%
MSCI World Index    (reflects no deduction
(Net)+              for fees, expenses, or
                    taxes)                       14.72%           -2.45%              0.41%
-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Date for all Classes is 8/27/99.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C and
     Advisor Class shares because these Classes have different expense ratios;
     -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+    The MSCI World Healthcare Index (Net) and MSCI World Index (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.88%.


The following table was depicted as a bar chart in the printed material.


n/a   n/a   n/a   n/a   n/a   31.44   -17.56   -17.24   21.05   6.22
95    96    97    98    99     00       01       02      03      04

Calendar Year End


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was down -19.20%, 1st quarter, 2001.

AllianceBernstein Global Research Growth Fund
---------------------------------------------

PERFORMANCE TABLE
Average Annual Total Returns*
(For the periods ended December 31, 2004)
                                                                      Since
                                                  1 Year**          Inception**
                                                  --------          -----------
Class A***          Return Before Taxes           7.50%                17.12%
                    Return After Taxes on
                    Distributions                 7.39%                16.36%
                    Return After Taxes on
                    Distributions and Sale of
                    Fund Shares                   5.00%                14.43%
Class B             Return Before Taxes           7.42%                17.71%
Class C             Return Before Taxes          10.42%                18.35%
Class R             Return Before Taxes          12.00%                18.95%
Advisor Class       Return Before Taxes          12.55%                19.55%
MSCI World Index    (reflects no deduction
(Net)+              for fees, expenses, or
                    taxes)                       14.72%                20.20%

-----------------
*    Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**   Inception Dates for Class A, B, C, and Advisor Class shares: 7/22/02 and for Class R shares: 9/1/04. Performance information for periods prior to the inception of Class R shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares.
***  After-tax Returns:
     -Are shown for Class A shares only and will vary for Class B, Class C,
     Class R and Advisor Class shares because these Classes have different expense ratios; -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
     -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+    The MSCI World Index (Net) reflects the reinvestment of dividends net of
     non-U.S. withholding taxes.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown. Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.33%.


The following table was depicted as a bar chart in the printed material.


n/a   n/a   n/a   n/a   n/a   n/a   n/a   n/a   34.28   12.25
95    96    97    98    99    00    01    02     03       04

Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.56%, 2nd quarter, 2003; and Worst Quarter was down -2.56%, 1st quarter, 2003.

The operating expenses and examples for each Fund under the heading "Fees and Expenses of the Funds - Annual Fund Operating Expenses and Examples" are replaced with the following:

AllianceBernstein Large Cap Growth Fund
---------------------------------------

                                                                   Operating Expenses
                                                                   ------------------
                                                                                                        Advisor
                                          Class A          Class B         Class C         Class R      Class
                                          -------          -------         -------         -------      -----

Management Fees                            .70%             .70%            .70%            .70%         .70%
Distribution and/or service (12b-1)
fees                                       .30%            1.00%           1.00%            .50%         None
Other expenses
     Transfer agent                        .44%             .49%            .46%            .26%(a)      .44%
     Other expenses                        .06%             .06%            .06%            .05%         .06%
Total other expenses                       .50%             .55%            .52%            .31%         .50%
                                         ------           ------          ------          ------       ------
Total fund operating expenses             1.50%            2.25%           2.22%           1.51%        1.20%
                                          =====            =====           =====           =====        =====

                                                                  Examples
                                                                  --------
                                                                                                      Advisor
                     Class A       Class B+      Class B++     Class C+     Class C++     Class R     Class
                     -------       --------      ---------     --------     ---------     -------     --------
After 1 year        $   571       $   628       $   228       $   325      $   225       $   154         $   122
After 3 years       $   879       $   903       $   703       $   694      $   694       $   477         $   381
After 5 years       $ 1,209       $ 1,205       $ 1,205       $ 1,190      $ 1,190       $   824         $   660
After 10 years      $ 2,139       $ 2,396       $ 2,396       $ 2,554      $ 2,554       $ 1,802         $ 1,455

AllianceBernstein Growth Fund
-----------------------------

                                                            Operating Expenses
                                                            ------------------
                                                                                        Advisor
                                          Class A          Class B         Class C      Class
                                          -------          -------         -------      -----
Management Fees                            .75%             .75%           .75%             .75%
Distribution and/or service (12b-1)
fees                                       .30%            1.00%          1.00%            None
Other expenses
     Transfer agent                        .38%             .43%           .39%             .38%
     Other expenses                        .06%             .06%           .06%             .06%
Total other expenses                       .44%             .49%           .45%             .44%
                                         ------           ------         ------           ------
Total fund operating expenses             1.49%            2.24%          2.20%            1.19%
                                          =====            =====          =====            =====

                                                                   Examples
                                                                   --------
                                                                                                      Advisor
                          Class A         Class B+       Class B++       Class C+       Class C++     Class
                          -------         --------       ---------       --------       ---------     -----
After 1 year            $   570         $   627        $   227         $   323         $   223         $   121
After 3 years           $   876         $   900        $   700         $   688         $   688         $   378
After 5 years           $ 1,204         $ 1,200        $ 1,200         $ 1,180         $ 1,180         $   654
After 10 years          $ 2,129         $ 2,386        $ 2,386         $ 2,534         $ 2,534         $ 1,443

AllianceBernstein Mid-Cap Growth Fund
-------------------------------------

                                                              Operating Expenses
                                                              ------------------
                                                                                        Advisor
                                          Class A          Class B         Class C      Class
                                          -------          -------         -------      -----
Management Fees                            .71%              .71%           .71%           .71%
Distribution and/or service (12b-1)
fees                                       .22%             1.00%          1.00%           None
Other expenses
     Transfer agent                        .21%              .25%           .23%           .21%
     Other expenses                        .11%              .11%           .11%           .12%
Total other expenses                       .32%              .36%           .34%           .33%
                                         ------            ------         ------         ------
Total fund operating expenses             1.25%             2.07%          2.05%          1.04%
                                          =====             =====          =====          =====

                                                                 Examples
                                                                 --------
                                                                                                      Advisor
                          Class A         Class B+       Class B++       Class C+       Class C++     Class
                          -------         --------       ---------       --------       ---------     -----
After 1 year            $   547         $   610        $   210         $   308         $   208         $   106
After 3 years           $   805         $   849        $   649         $   643         $   643         $   331
After 5 years           $ 1,082         $ 1,114        $ 1,114         $ 1,103         $ 1,103         $   574
After 10 years          $ 1,872         $ 2,190        $ 2,190         $ 2,379         $ 2,379         $ 1,271

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------

                                                              Operating Expenses
                                                              ------------------
                                                                                         Advisor
                                          Class A          Class B         Class C       Class
                                          -------          -------         -------       -----
Management Fees                            .75%              .75%           .75%           .75%
Distribution and/or service (12b-1)
fees                                       .27%             1.00%          1.00%           None
Other expenses
     Transfer agent                        .38%              .46%           .41%           .38%
     Other expenses                        .20%              .19%           .20%           .21%
Total other expenses                       .58%              .65%           .61%           .59%
                                         ------            ------         ------         ------
Total fund operating expenses             1.60%             2.40%          2.36%          1.34%
                                          =====             =====          =====          =====

                                                                 Examples
                                                                 --------
                                                                                                     Advisor
                          Class A         Class B+       Class B++       Class C+       Class C++    Class
                          -------         --------       ---------       --------       ---------    -----
After 1 year            $   581         $   643         $   243          $   339         $   239      $   136
After 3 years           $   908         $   948         $   748          $   736         $   736      $   425
After 5 years           $ 1,259         $ 1,280         $ 1,280          $ 1,260         $ 1,260      $   734
After 10 years          $ 2,244         $ 2,538         $ 2,538          $ 2,696         $ 2,696      $ 1,613

AllianceBernstein Global Technology Fund
----------------------------------------

                                                                Operating Expenses
                                                                ------------------
                                                                                                         Advisor
                                          Class A          Class B         Class C         Class R       Class
                                          -------          -------         -------         -------        -----
Management Fees                            .73%              .73%           .73%            .73%         .73%
Distribution and/or service (12b-1)
fees                                       .30%             1.00%          1.00%            .50%         None
Other expenses
     Transfer agent                        .53%              .61%           .56%            .26%(a)      .53%
     Other expenses                        .10%              .09%           .10%            .09%         .09%
Total other expenses                       .63%              .70%           .66%            .35%         .62%
                                         ------            ------         ------          ------       ------
Total fund operating expenses             1.66%             2.43%          2.39%           1.58%        1.35%
                                          =====             =====          =====          =====         =====

                                                              Examples
                                                             --------
                                                                                                       Advisor
                      Class A       Class B+      Class B++     Class C+     Class C++     Class R     Class
                      -------       --------      ---------     --------     ---------     -------     -----
After 1 year        $   587       $   646       $   246       $   342      $   242       $   161         $   137
After 3 years       $   926       $   958       $   758       $   745      $   745       $   499         $   428
After 5 years       $ 1,289       $ 1,296       $ 1,296       $ 1,275      $ 1,275       $   860         $   739
After 10 years      $ 2,307       $ 2,576       $ 2,576       $ 2,726      $ 2,726       $ 1,878         $ 1,624

AllianceBernstein Global Health Care Fund
-----------------------------------------

                                                              Operating Expenses
                                                              ------------------
                                                                                         Advisor
                                          Class A          Class B         Class C       Class
                                          -------          -------         -------       -----
Management Fees                            .75%             .75%            .75%          .75%
Distribution and/or service (12b-1)
fees                                       .30%            1.00%           1.00%           None
Other expenses
     Transfer agent                        .40%             .46%            .43%           .40%
     Other expenses                        .35%             .34%            .34%           .35%
Total other expenses                       .75%             .80%            .77%           .75%
                                         ------           ------          ------         ------
Total fund operating expenses             1.80%            2.55%           2.52%          1.50%
                                          =====            =====           =====          =====

                                                                 Examples
                                                                 --------
                                                                                                      Advisor
                          Class A         Class B+       Class B++       Class C+       Class C++     Class
                          -------         --------       ---------       --------       ---------     -----
After 1 year            $   600         $   658        $   258         $   355         $   255         $   153
After 3 years           $   967         $   993        $   793         $   785         $   785         $   474
After 5 years           $ 1,358         $ 1,355        $ 1,355         $ 1,340         $ 1,340         $   818
After 10 years          $ 2,451         $ 2,702        $ 2,702         $ 2,856         $ 2,856         $ 1,791

AllianceBernstein Global Research Growth Fund
---------------------------------------------

                                                                Operating Expenses
                                                                ------------------
                                                                                                       Advisor
                                          Class A          Class B         Class C         Class R     Class
                                          -------          -------         -------         -------     ------
Management Fees                            .75%             .75%            .75%            .75%        .75%
Distribution and/or service (12b-1)
fees                                       .30%            1.00%           1.00%            .50%         None
Other expenses
     Transfer agent                        .13%             .20%            .18%            .26%(a)     .13%
     Other expenses                       1.28%            1.45%           1.31%           1.34%       1.26%
Total other expenses                      1.41%            1.65%           1.49%           1.60%       1.39%
                                          -----            -----           -----           -----       -----
Total fund operating expenses             2.46%            3.40%           3.24%           2.85%       2.14%

Waiver and/or expense                     (.96)%          (1.20)%         (1.04)%         (1.15)%      (.94)%
                                          ------          -------         -------         ------       ------
     reimbursement (b)
Net Expenses                              1.50%            2.20%           2.20%           1.70%       1.20%
                                          =====            =====           =====           =====       =====

                                                                 Examples
                                                                 --------
                                                                                                         Advisor
                            Class A      Class B+     Class B++    Class C+     Class C++     Class R    Class
                            -------      --------     ---------    --------     ---------     -------    -----
After 1 year              $   571       $   623     $   223      $   323      $   223       $   173      $   122
After 3 years(c)          $ 1,071       $ 1,133     $   933      $   901      $   901       $   774      $   579
After 5 years(c)          $ 1,597       $ 1,667     $ 1,667      $ 1,603      $ 1,603       $ 1,402      $ 1,063
After 10 years(c)         $ 3,033       $ 3,391     $ 3,391      $ 3,469      $ 3,469       $ 3,093      $ 2,398

+ Assumes redemption at the end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.
++ Assumes no redemption at end of period and, with respect to shares held for 10 years, conversion of Class B shares to Class A shares after eight years.
(a) The transfer agent fee includes an estimated 0.20% administrative services fee for third-party recordkeeping services, which was effective March 1, 2005. For Class R shares of AllianceBernstein Large Cap Growth Fund, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, which were offered prior to March 1, 2005, the actual administrative services fee for third-party recordkeeping services incurred during the most recently completed fiscal year, as a percentage of average net assets, was 0.20%, 0.23% and 0.16%, respectively.
(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expense borne by Alliance through August 31, 2003 may be reimbursed by the Fund until August 31, 2005. No reimbursement payment will be made that would cause the Funds' total annualized operating expenses to exceed 1.50% for Class A shares, 2.20% for Class B and Class C shares, 1.70% for Class R shares and 1.20% for Advisor Class shares, or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.
(c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

The following hypothetical investment and expense information is added to the Funds' Prospectus at the end of the section "Fees and Expenses of the Funds."

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any fee waiver or expense reimbursement. If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                               AllianceBernstein Large Cap Growth Fund
--------------------------------------------------------------------------------------------

                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns     Ratio=1.50%)       Investment
----         ----------       --------      -------------     ------------       ----------
 1          $10,000.00        $500.00       $10,500.00         $157.50          $10,342.50
 2          $10,342.50        $517.13       $10,859.63         $162.89          $10,696.73
 3          $10,696.73        $534.94       $11,231.57         $168.47          $11,063.09
 4          $11,063.09        $553.15       $11,616.25         $174.24          $11,442.00
 5          $11,442.00        $572.10       $12,014.10         $180.21          $11,833.89
 6          $11,833.89        $591.69       $12,425.59         $186.38          $12,239.20
 7          $12,239.20        $611.96       $12,851.16         $192.77          $12,658.40
 8          $12,658.40        $632.92       $13,291.32         $199.37          $13,091.95
 9          $13,091.95        $654.60       $13,746.54         $206.20          $13,540.35
10          $13,540.35        $677.02       $14,217.36         $213.26          $14,004.10
--------------------------------------------------------------------------------------------
Cumulative                  $5,845.41                        $1,841.30

                                    AllianceBernstein Growth Fund
--------------------------------------------------------------------------------------------
                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns    Ratio=1.49%)        Investment
----         ----------       --------      -------------    ------------        ----------
 1          $10,000.00        $500.00       $10,500.00         $156.45          $10,343.55
 2          $10,343.55        $517.18       $10,860.73         $161.82          $10,698.90
 3          $10,689.90        $534.95       $11,233.85         $167.38          $11,066.46
 4          $11,066.46        $553.32       $11,619.79         $173.13          $11,466.65
 5          $11,446.65        $572.33       $12,018.98         $179.08          $11,839.90
 6          $11,839.90        $592.00       $12,431.90         $185.24          $12,246.66
 7          $12,246.66        $612.33       $12,858.99         $191.60          $12,667.40
 8          $12,667.40        $633.37       $13,300.77         $198.18          $13,102.58
 9          $13,102.58        $655.13       $13,757.71         $204.99          $13,552.72
10          $13,552.72        $677.64       $14,230.36         $212.03          $14,018.33
--------------------------------------------------------------------------------------------
Cumulative                  $5,848.24                        $1,829.91

                               AllianceBernstein Mid-Cap Growth Fund
--------------------------------------------------------------------------------------------
                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns    Ratio=1.25%)        Investment
----         ----------       --------      -------------    ------------        ----------
 1          $10,000.00        $500.00       $10,500.00         $131.25          $10,368.75
 2          $10,368.75        $518.44       $10,887.19         $136.09          $10,751.10
 3          $10,751.10        $537.55       $11,288.65         $141.11          $11,147.54
 4          $11,147.54        $557.38       $11,704.92         $146.31          $11,558.61
 5          $11,558.61        $577.93       $12,136.54         $151.71          $11,984.83
 6          $11,984.83        $599.24       $12,584.08         $157.30          $12,426.77
 7          $12,426.77        $621.34       $13,048.11         $163.10          $12,885.01
 8          $12,885.01        $644.25       $13,529.26         $169.12          $13,360.15
 9          $13,360.15        $668.01       $14,028.15         $175.35          $13,852.80
10          $13,852.80        $692.64       $14,545.44         $181.82          $14,363.62
--------------------------------------------------------------------------------------------
Cumulative                  $5,916.78                        $1,553.15

                           AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------------------
                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns    Ratio=1.60%)        Investment
----         ----------       --------      -------------    ------------        ----------
 1          $10,000.00        $500.00       $10,500.00         $168.00          $10,332.00
 2          $10,332.00        $516.60       $10,848.60         $173.58          $10,675.02
 3          $10,675.02        $533.75       $11,208.77         $179.34          $11,029.43
 4          $11,029.43        $551.47       $11,580.90         $185.29          $11,395.61
 5          $11,395.61        $569.78       $11,965.39         $191.45          $11,773.94
 6          $11,773.94        $588.70       $12,362.64         $197.80          $12,164.84
 7          $12,164.84        $608.24       $12,773.08         $204.37          $12,568.71
 8          $12,568.71        $628.44       $13,197.15         $211.15          $12,985.99
 9          $12,985.99        $649.30       $13,635.29         $218.16          $13,417.13
10          $13,417.13        $670.86       $14,087.98         $225.41          $13,862.58
--------------------------------------------------------------------------------------------
Cumulative                  $5,817.13                        $1,954.56

                             AllianceBernstein Global Technology Fund
--------------------------------------------------------------------------------------------
                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns    Ratio=1.66%)        Investment
----         ----------       --------      -------------    ------------        ----------
 1          $10,000.00        $500.00       $10,500.00         $174.30          $10,325.70
 2          $10,325.70        $518.29       $10,841.99         $179.98          $10,662.01
 3          $10,662.01        $533.10       $11,195.11         $185.84          $11,009.27
 4          $11.009.27        $550.46       $11,559.73         $191.89          $11,367.84
 5          $11,367.84        $568.39       $11,936.23         $198.14          $11,738.09
 6          $11,738.09        $586.90       $12,325.00         $204.59          $12,120.40
 7          $12,120.40        $606.02       $12,726.42         $211.26          $12,515.16
 8          $12,515.16        $625.76       $13,140.92         $218.14          $12,922.78
 9          $12,922.78        $646.14       $13,568.92         $225.24          $13,343.68
10          $13,343.68        $667.18       $14,010.86         $232.58          $13,778.28
--------------------------------------------------------------------------------------------
Cumulative                  $5,800.25                        $2,021.97

                             AllianceBernstein Global Health Care Fund
--------------------------------------------------------------------------------------------
                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns    Ratio=1.80%)        Investment
----         ----------       --------      -------------    ------------        ----------
 1          $10,000.00        $500.00       $10,500.00         $189.00          $10,311.00
 2          $10,311.00        $515.55       $10,826.55         $194.88          $10,631.67
 3          $10,631.67        $531.58       $11,163.26         $200.94          $10,962.32
 4          $10,962.32        $548.12       $11,510.43         $207.19          $11,303.25
 5          $11,303.25        $566.16       $11,868.41         $213.63          $11,654.78
 6          $11,654.78        $582.74       $12,237.51         $220.28          $12,017.24
 7          $12,017.24        $600.86       $12,618.10         $227.13          $12,390.98
 8          $12,390.98        $619.55       $13,010.52         $234.19          $12,776.34
 9          $12,776.34        $638.82       $13,415.15         $241.47          $13,173.68
10          $13,173.68        $658.68       $13,832.36         $248.98          $13,583.38
--------------------------------------------------------------------------------------------
Cumulative                  $5,761.06                        $2,177.68

                           AllianceBernstein Global Research Growth Fund
--------------------------------------------------------------------------------------------
                                                             Hypothetical
                                                               Expenses
                            Hypothetical                       (Current         Hypothetical
            Hypothetical     Performance     Investment         Expense            Ending
Year         Investment       Earnings      After Returns    Ratio=1.50%)        Investment
----         ----------       --------      -------------    ------------        ----------
 1          $10,000.00        $500.00       $10,500.00         $157.50          $10,342.50
 2          $10,342.50        $517.13       $10,859.63         $162.89          $10,896.73
 3          $10,696.73        $534.84       $11,231.57         $168.47          $11,063.09
 4          $11,063.09        $553.15       $11,616.25         $174.24          $11,442.00
 5          $11,442.00        $572.10       $12,014.10         $180.21          $11,833.89
 6          $11,833.89        $591.69       $12,425.59         $186.38          $12,239.20
 7          $12,239.20        $611.96       $12,851.16         $192.77          $12,658.40
 8          $12,658.40        $632.92       $13,291.32         $199.37          $13,091.95
 9          $13,091.95        $654.60       $13,746.54         $206.20          $13,540.35
10          $13,540.35        $677.02       $14,217.36         $213.26          $14,004.10
--------------------------------------------------------------------------------------------
Cumulative                  $5,845.41                        $1,841.30

The following information replaces the advisory fee information in the second paragraph in the Funds' Prospectus under the heading "Management of the Funds - Investment Adviser."

                                              Fee as a percentage of                      Fiscal
Fund                                          average daily net assets*                 Year Ending
----                                          -------------------------                 -----------

AllianceBernstein Large Cap
    Growth Fund                                        .70%                               7/31/05
AllianceBernstein Growth
    Fund                                               .75%                               7/31/05
AllianceBernstein Mid-Cap Growth
    Fund                                               .71%                               7/31/05
AllianceBernstein Small Cap
    Growth Portfolio                                   .75%                               7/31/05
AllianceBernstein Global
    Technology Fund                                    .73%                               7/31/05
AllianceBernstein Global Health
    Care Fund                                          .75%                               6/30/05
AllianceBernstein Global Research
    Growth Fund                                          0%                               6/30/05

--------------------------------------------------------------------------------------------------
*    Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The following information is added to the Funds' Prospectus after the advisory fee information in the second paragraph under the heading "Management of the Funds - Investment Adviser."

Except for AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, a discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ending shown in the table above. With respect to AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, this discussion is available in the Fund's Statement of Additional Information.

The following information replaces the information in the Funds' Prospectus under the heading "Management of the Funds - Portfolio Managers."

PORTFOLIO MANAGERS

The day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund's portfolio are made by the Adviser's Large Cap Growth Investment Team. The Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including stock selection for the Fund, Mr. Thomas G. Kamp, a member of the Adviser's Large Cap Growth Investment Team, is primarily responsible for day-to-day management of the Fund's portfolio (since 2003). Mr. Kamp is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Fund's portfolio are made by Mr. Alan Levi, Senior Vice President of ACMC. Mr. Levi is a member of the Adviser's MultiCap Growth Team that collaborates actively on the management of the Adviser's MultiCap portfolios. In addition, Mr. Levi relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Levi has been responsible for the Fund's investments since 2000, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Mid-Cap Growth Fund's portfolio are made by Ms. Catherine Wood, Senior Vice President of ACMC. Ms. Wood has been responsible for the Fund's investments since 2002, and has been with the firm for four years. Prior thereto, Ms. Wood was a general partner and portfolio manager with Tupelo Capital Management. Ms. Wood relies on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by Alliance's team of Small Cap Growth research sector heads (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the AllianceBernstein Small Cap Growth Portfolio, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:

                                            Principal Occupation During the Past Five (5) Years
Employee; Year; Title
-------------------------------------------------------------------------------------------------
Bruce K. Aronow; since 1999;                Senior Vice President of ACMC with which he has been
Senior Vice President of ACMC               associated in a substantially similar capacity to his
                                            current position since prior to 2000.
Kumar Kirpalani; since 2004;                Vice President of ACMC with which he has been
Vice President of ACMC                      associated in a substantially similar capacity to his
                                            current position since prior to 2000.
Samantha Lau; since 2004;                   Vice President of ACMC with which she has been
Vice President of ACMC                      associated in a substantially similar capacity to her
                                            current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Fund's portfolio are made by Ms. Janet Walsh, Senior Vice President of ACMC. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Ms. Walsh has been responsible for the Fund's investments since 2003, and has been with the firm in a substantially similar capacity to her current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Health Care Fund's portfolio are made by Mr. Norman Fidel, Senior Vice President of ACMC. Mr. Fidel is a member of the Adviser's Global Heath Care Research Team that collaborates actively on the management of the Adviser's health care portfolios. In addition, Mr. Fidel relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Fidel has been responsible for the Fund's investments since the Fund's inception, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

Alliance's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the responsibility for the day-to-day management of the AllianceBernstein Global Research Growth Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                             Principal Occupation During the Past Five (5) Years
Employee; Year; Title
---------------------------------------------------------------------------------------------------------------------
Norman M. Fidel; since inception;                            Senior Vice President of ACMC with which he has been
Senior Vice President of ACMC                                associated in a substantially similar capacity to his
                                                             current position since prior to 2000.
Jane E. Schneirov; since inception;                          Senior Vice President of ACMC with which she has been
Senior Vice President of ACMC                                associated in a substantially similar capacity to her
                                                             current position since prior to 2000.
Gina M. Griffin; since inception;                            Senior Vice President of ACMC with which she has been
Senior Vice President of ACMC                                associated in a substantially similar capacity to her
                                                             current position since prior to 2000.
Janet A. Walsh; since inception;                             Senior Vice President of ACMC with which she has been
Senior Vice President of ACMC                                associated in a substantially similar capacity to her
                                                             current position since prior to 2000.
Thomas A. Schmitt; since inception; Senior Vice              Senior Vice President of ACMC with which he has been
President of ACMC                                            associated in a substantially similar capacity to his
                                                             current position since prior to 2000.
Francis X. Suozzo; since inception; Senior Vice President    Senior Vice President of ACMC  with which he has been
of ACMC                                                      associated in a substantially similar capacity to his
                                                             current position since prior to 2000.

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

The following information replaces the second paragraph in the Funds' Prospectus under the heading "Management of the Funds - Performance of Similarly Managed Accounts."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which the Large Cap Growth Team has managed the Historical Portfolios. As of June 30, 2005, the assets in the Historical Portfolios totaled approximately $17,920.4 million from 143 accounts. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The following information replaces the eighth paragraph and the "Average Annual Total Returns" in the Funds' Prospectus under the heading "Management of the Funds - Performance of Similarly Managed Accounts."

The average annual total returns presented below are based upon the cumulative total return as of June 30, 2005 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                          Large Cap          Large Cap
                         Growth Fund        Growth Fund
                         (Class A at       (Class A with        Historical           S&P 500          Russell 1000(R)
                            NAV)            Sales Load)         Portfolios            Index           Growth Index
                            ----            -----------         ----------            -----           ------------
One year                    3.84%              -0.55%              4.23%               6.32%              1.68%
Three years                 4.39%               2.88%              5.64%               8.28%              7.26%
Five years                -12.13%             -12.89%             -8.86%              -2.37%            -10.36%
Ten years                   6.87%               6.41%              9.67%               9.94%              7.40%

The following information replaces the second paragraph in the Funds' Prospectus under the heading "Management of the Funds - Performance of a Similarly Managed Portfolio."

Set forth below is performance data provided by Alliance relating to the Historical Portfolio for the period since its inception. As of December 31, 2004, the assets in the Historical Portfolio totaled approximately $2 billion.

The following information replaces the "Schedule of Investment Performance - Historical Portfolio," the sixth paragraph and the "Average Annual Total Returns" in the Funds' Prospectus under the heading "Management of the Funds - Performance of a Similarly Managed Portfolio."

SCHEDULE OF INVESTMENT PERFORMANCE --
HISTORICAL PORTFOLIO*

                                                                                                MSCI
                                                       Historical Portfolio                  World Index
                                                         Total Return**                     Total Return***
                                                         --------------                     ---------------
Year Ended December 31:
2004                                                        12.89%                            15.25%
2003                                                        32.95%                            33.76%
2002                                                       (18.69)%                          (19.54)%
2001                                                       (14.44)%                          (16.52)%
2000                                                        (0.13)%                          (12.92)%
1999                                                        44.57%                            25.34%
1998                                                        26.15%                            24.80%
1997                                                         8.67%                            16.23%
1996                                                        14.43%                            14.00%
1995                                                        42.85%                            21.32%
1994                                                         5.43%                             5.58%
1993                                                        19.47%                            23.13%
1992                                                         9.43%                            (4.66)%
Cumulative total return for the period
     October 25, 1991 (inception of the
     Historical Portfolio) to December 31,
     2004                                                   398.30%                          188.51%
-----------------------------------------------------------------------------------------------------------
*    Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions.
     The basis of preparation of this data is described in the preceding discussion.
**   Net of all fees charged on the Class AX shares.
***  Since Inception cumulative Index returns are from October 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2004 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS
                                                Historical                     MSCI World
                                                Portfolio+                        Index
                                                ----------                        -----
One Year                                          12.89%                         15.25%
Three Years                                        6.87%                          7.44%
Five Years                                         0.84%                         -2.05%
Ten Years                                         12.95%                          8.53%
Since October 25, 1991
     (inception of the Historical
     Portfolio)                                   12.96%                          8.38%++
-------------------------------------------------------------------------------------------
+ Historical Portfolio returns are of the Class AX shares and are net of all fees.
++ Since inception average annual total returns are from October 31, 1991.

The second sentence in the Funds' Prospectus under the heading "General Information" should be replaced with the following:

The Funds reserve the right to close small accounts that fall below a certain dollar amount.

The following information replaces the "Financial Highlights" table in the Funds' Prospectus.

                                                 Income from Investment Operations            Less Dividends and Distributions
                                                 ----------------------------------           --------------------------------

                                                              Net Gains
                                                              or Losses
                                                               on
                                                              Investments                            Distributions          Distri-
                                   Net Asset    Net           (both                     Dividends    in Excess              butions
                                   Value,       Investment    realized     Total from   from Net     of Net       Tax       from
                                   Beginning    Income        and          Investment   Investment   Investment   Return of Capital
Fiscal Year or Period              of Period    (Loss)(a)     unrealized)  Operations   Income       Income       Capital   Gains
---------------------              ---------    ---------     -----------  ----------   ----------   ----------   --------   -----

AllianceBernstein Large Cap
Growth Fund
Class A
Year ended 7/31/05.............  $16.28       $(.14)(b)      $3.01          $2.87        $0.00          $0.00       $0.00    $0.00
Year ended 7/31/04.............   15.58        (.15)(f)        .85            .70         0.00           0.00        0.00     0.00
12/1/02 to 7/31/03+............   15.07        (.10)           .61            .51         0.00           0.00        0.00     0.00
Year ended 11/30/02............   20.24        (.19)         (4.98)         (5.17)        0.00           0.00        0.00     0.00
Year ended 11/30/01............   29.51        (.19)         (6.43)         (6.62)        0.00           0.00        0.00    (2.38)
Year ended 11/30/00............   35.82        (.26)         (3.69)         (3.95)        0.00           0.00        0.00    (2.36)

Class B
Year ended 7/31/05.............  $14.80       $(.25)(b)      $2.73          $2.48        $0.00          $0.00       $0.00    $0.00
Year ended 7/31/04.............   14.27        (.25)(f)        .78            .53         0.00           0.00        0.00     0.00
12/1/02 to 7/31/03+............   13.88        (.16)           .55            .39         0.00           0.00        0.00     0.00
Year ended 11/30/02............   18.78        (.29)         (4.61)         (4.90)        0.00           0.00        0.00     0.00
Year ended 11/30/01............   27.76        (.35)         (5.98)         (6.33)        0.00           0.00        0.00    (2.38)
Year ended 11/30/00............   34.05        (.48)         (3.45)         (3.93)        0.00           0.00        0.00    (2.36)

Class C
Year ended 7/31/05.............  $14.83       $(.24)(b)      $2.74          $2.50        $0.00          $0.00       $0.00    $0.00
Year ended 7/31/04.............   14.30        (.25)(f)        .78            .53         0.00           0.00        0.00     0.00
12/1/02 to 7/31/03+............   13.90        (.16)           .56            .40         0.00           0.00        0.00     0.00
Year ended 11/30/02............   18.81        (.29)         (4.62)         (4.91)        0.00           0.00        0.00     0.00
Year ended 11/30/01............   27.80        (.35)         (5.99)         (6.34)        0.00           0.00        0.00    (2.38)
Year ended
11/30/00.......................   34.09        (.48)         (3.45)         (3.93)        0.00           0.00        0.00    (2.36)

Advisor Class
Year ended 7/31/05.............  $16.74       $(.09)(b)      $3.11          $3.02        $0.00          $0.00       $0.00    $0.00
Year ended 7/31/04.............   15.97        (.10)(f)        .87            .77         0.00           0.00        0.00     0.00
12/1/02 to 7/31/03+............   15.42        (.08)           .63            .55         0.00           0.00        0.00     0.00
Year ended 11/30/02............   20.65        (.14)         (5.09)         (5.23)        0.00           0.00        0.00     0.00
Year ended 11/30/01............   29.99        (.14)         (6.55)         (6.69)        0.00           0.00        0.00    (2.38)
Year ended
11/30/00.......................   36.25        (.14)         (3.76)         (3.90)        0.00           0.00        0.00    (2.36)

Class R
Year ended 7/31/05.............  $16.25       $(.17)(b)      $3.02          $2.85        $0.00          $0.00       $0.00    $0.00
11/03/03+++ to 7/31/04.........   16.59        (.20)(f)       (.14)          (.34)        0.00           0.00        0.00     0.00

                         Less Distributions                                                     Ratios/Supplemental Data
                         ------------------                                                     ------------------------

                                          Total                                 Net Assets,    Ratio of     Ratio of Net   Port-
                          Distributions   Dividends      Net Asset              End of         Expenses to  Income (Loss)  folio
                          in Excess of    and            Value, End   Total     Period (000's  Average Net  to Average Net Turnover
Fiscal Year or Period     Capital Gains   Distributions  of Period    Return (c omitted)        Assets      Assets         Rate
---------------------     -------------   -------------  ---------    --------- --------        ------      ------         ----
Class A
Year ended 7/31/05........   $0.00           $0.00       $19.15        17.63%     $1,348,678       1.50%(d)    (.82)%(b)     56%
Year ended 7/31/04........    0.00            0.00        16.28         4.49       1,550,292       1.58(d)     (.90)(f)      61
12/1/02 to 7/31/03+.......    0.00            0.00        15.58         3.38       1,757,243       1.89*      (1.08)*        60
Year ended 11/30/02.......    0.00            0.00        15.07       (25.54)      2,098,623       1.73       (1.09)         93
Year ended 11/30/01.......    (.27)          (2.65)       20.24       (24.90)      3,556,040       1.53        (.83)        135
Year ended 11/30/00.......    0.00           (2.36)       29.51       (11.91)      4,817,131       1.44        (.71)        125

Class B
Year ended 7/31/05........   $0.00           $0.00       $17.28        16.76%     $1,559,369       2.25%(d)   (1.57)%(b)     56%
Year ended 7/31/04........    0.00            0.00        14.80         3.71       1,871,308       2.34(d)    (1.66)(f)      61
12/1/02 to 7/31/03+.......    0.00            0.00        14.27         2.81       2,670,330       2.65*      (1.84)*        60
Year ended 11/30/02.......    0.00            0.00        13.88       (26.09)      3,080,955       2.47       (1.84)         93
Year ended 11/30/01.......    (.27)          (2.65)       18.78       (25.48)      5,774,836       2.25       (1.59)        135
Year ended 11/30/00.......    0.00           (2.36)       27.76       (12.51)      8,797,132       2.13       (1.40)        125

Class C
Year ended 7/31/05........   $0.00           $0.00       $17.33        16.86%       $536,804       2.22%(d)   (1.53)%(b)     56%
Year ended 7/31/04........    0.00            0.00        14.83         3.71         666,851       2.31(d)    (1.62)(f)      61
12/1/02 to 7/31/03+.......    0.00            0.00        14.30         2.88         943,029       2.62*      (1.81)*        60
Year ended 11/30/02.......    0.00            0.00        13.90       (26.10)      1,116,314       2.45       (1.81)         93
Year ended 11/30/01.......    (.27)          (2.65)       18.81       (25.48)      2,173,671       2.26       (1.59)        135
Year ended 11/30/00.......    0.00           (2.36)       27.80       (12.49)      3,361,307       2.13       (1.40)        125

Advisor Class
Year ended 7/31/05........   $0.00           $0.00       $19.76        18.04%     $1,040,894       1.20%(d)    (.53)%(b)     56%
Year ended 7/31/04........    0.00            0.00        16.74         4.82         761,895       1.28(d)     (.60)(f)      61
12/1/02 to 7/31/03+.......    0.00            0.00        15.97         3.57         793,162       1.60*       (.78)*        60
Year ended 11/30/02.......    0.00            0.00        15.42       (25.33)        590,508       1.45        (.79)         93
Year ended 11/30/01.......    (.27)          (2.65)       20.65       (24.72)        510,603       1.25        (.59)        135
Year ended 11/30/00.......    0.00           (2.36)       29.99       (11.61)        523,315       1.11        (.38)        125

Class R
Year ended 7/31/05........   $0.00           $0.00       $19.10        17.54%           $107       1.59%(d)    (.90)%(b)     56%
11/03/03+++ to 7/31/04....    0.00            0.00        16.25        (2.05)             10       1.70*(d)   (1.08)*(f)     61

                                             Income from Investment Operations              Less Dividends and Distributions
                                             --------------------------------               --------------------------------
                                                            Net Gains
                                                            or Losses
                                                            on
                                                            Investments                            Distributions          Distribu-
                                   Net Asset    Net         (both                     Dividends    in Excess              tions
                                   Value,       Investment  realized      Total from  from Net     of Net       Tax       from
                                   Beginning    Income      and           Investment  Investment   Investment   Return of Capital
Fiscal Year or Period              of Period    (Loss)(a)   unrealized)   Operations  Income       Income       Capital   Gains
---------------------              ---------    ---------   -----------   ----------  ------       ------       -------   -----
AllianceBernstein Growth Fund
Class A
Year ended 7/31/05.............    $29.05     $(.32)         $6.94          $6.62         $0.00      $0.00        $0.00      $0.00
Year ended 7/31/04.............     26.18      (.31)(f)       3.18           2.87          0.00       0.00         0.00       0.00
11/1/02 to 7/31/03+............     22.56      (.21)          3.83           3.62          0.00       0.00         0.00       0.00
Year ended 10/31/02............     27.40      (.28)         (4.56)         (4.84)         0.00       0.00         0.00       0.00
Year ended 10/31/01............     52.42      (.22)        (19.10)        (19.32)         0.00       0.00         0.00      (5.70)
Year ended 10/31/00............     56.32      (.17)          3.71           3.54          0.00       0.00         0.00      (7.44)

Class B
Year ended 7/31/05.............    $20.31     $(.39)         $4.82          $4.43         $0.00      $0.00        $0.00      $0.00
Year ended 7/31/04.............     18.44      (.37)(f)       2.24           1.87          0.00       0.00         0.00       0.00
11/1/02 to 7/31/03+............     15.98      (.23)          2.69           2.46          0.00       0.00         0.00       0.00
Year ended 10/31/02............     19.56      (.34)         (3.24)         (3.58)         0.00       0.00         0.00       0.00
Year ended 10/31/01............     39.49      (.34)        (13.89)        (14.23)         0.00       0.00         0.00      (5.70)
Year ended 10/31/00............     44.40      (.43)          2.96           2.53          0.00       0.00         0.00      (7.44)

Class C
Year ended 7/31/05.............    $20.35     $(.38)         $4.83          $4.45         $0.00      $0.00        $0.00      $0.00
Year ended 7/31/04.............     18.47      (.37)(f)       2.25           1.88          0.00       0.00         0.00       0.00
11/1/02 to 7/31/03+............     16.00      (.23)          2.70           2.47          0.00       0.00         0.00       0.00
Year ended 10/31/02............     19.58      (.33)         (3.25)         (3.58)         0.00       0.00         0.00       0.00
Year ended 10/31/01............     39.52      (.34)        (13.90)        (14.24)         0.00       0.00         0.00      (5.70)
Year ended
10/31/00.......................     44.42      (.43)          2.97           2.54          0.00       0.00         0.00      (7.44)

Advisor Class
Year ended 7/31/05.............    $29.85     $(.23)         $7.14          $6.91         $0.00      $0.00        $0.00      $0.00
Year ended 7/31/04.............     26.81      (.23)(f)       3.27           3.04          0.00       0.00         0.00       0.00
11/1/02 to 7/31/03+............     23.05      (.16)          3.92           3.76          0.00       0.00         0.00       0.00
Year ended 10/31/02............     27.92      (.20)         (4.67)         (4.87)         0.00       0.00         0.00       0.00
Year ended 10/31/01............     53.17      (.11)        (19.44)        (19.55)         0.00       0.00         0.00      (5.70)
Year ended
10/31/00.......................     56.88      (.02)          3.75           3.73          0.00       0.00         0.00      (7.44)

                       Less Distributions                                                      Ratios/Supplemental Data
                       ------------------                                                     -------------------------

                                       Total                                  Net Assets,    Ratio of     Ratio of Net
                       Distributions   Dividends      Net Asset               End of         Expenses to  Income (Loss)   Portfolio
                       in Excess of    and            Value, End   Total      Period (000's  Average Net  to Average Net  Turnover
Fiscal Year or Period  Capital Gains   Distributions  of Period    Return (c) omitted)       Assets       Assets          Rate
---------------------  -------------   -------------  ---------    ---------- --------       ------       ------          ----
Class A
Year ended 7/31/05.....  $0.00         $0.00         $35.67        22.79%      $1,081,725     1.49%       (1.02)%          41%
Year ended 7/31/04.....   0.00          0.00          29.05        10.96          951,903     1.51(d)     (1.05)(f)        53
11/1/02 to 7/31/03+....   0.00          0.00          26.18        16.05          835,657     1.66*       (1.18)*          29
Year ended 10/31/02....   0.00          0.00          22.56       (17.66)         715,438     1.49        (1.04)           41
Year ended 10/31/01....   0.00         (5.70)         27.40       (40.50)         874,604     1.28         (.61)          115
Year ended 10/31/00....   0.00         (7.44)         52.42         5.96        1,656,689     1.14         (.30)           58

Class B
Year ended 7/31/05.....  $0.00         $0.00         $24.74        21.81%        $570,462     2.24%       (1.77)%          41%
Year ended 7/31/04.....   0.00          0.00          20.31        10.14          735,526     2.26(d)     (1.80)(f)        53
11/1/02 to 7/31/03+....   0.00          0.00          18.44        15.39          999,620     2.41*       (1.94)*          29
Year ended 10/31/02....   0.00          0.00          15.98       (18.30)       1,131,628     2.22        (1.77)           41
Year ended 10/31/01....   0.00         (5.70)         19.56       (40.93)       2,233,260     2.00        (1.31)          115
Year ended 10/31/00....   0.00         (7.44)         39.49         5.18        5,042,755     1.86        (1.02)           58

Class C
Year ended 7/31/05.....  $0.00         $0.00         $24.80        21.87%        $200,381     2.20%       (1.73)%          41%
Year ended 7/31/04.....   0.00          0.00          20.35        10.18          212,679     2.22(d)     (1.77)(f)        53
11/1/02 to 7/31/03+....   0.00          0.00          18.47        15.44          236,358     2.38*       (1.90)*          29
Year ended 10/31/02....   0.00          0.00          16.00       (18.28)         239,940     2.19        (1.74)           41
Year ended 10/31/01....   0.00         (5.70)         19.58       (40.92)         419,382     1.98        (1.29)          115
Year ended 10/31/00....   0.00         (7.44)         39.52         5.20          959,043     1.85        (1.02)           58

Advisor Class
Year ended 7/31/05.....  $0.00         $0.00         $36.76        23.15%         $36,167     1.19%        (.72)%          41%
Year ended 7/31/04.....   0.00          0.00          29.85        11.34           26,422     1.21(d)      (.75)(f)        53
11/1/02 to 7/31/03+....   0.00          0.00          26.81        16.31           16,994     1.36*        (.87)*          29
Year ended 10/31/02....   0.00          0.00          23.05       (17.44)          10,433     1.18         (.73)           41
Year ended 10/31/01....   0.00         (5.70)         27.92       (40.34)          19,087      .98         (.30)          115
Year ended 10/31/00....   0.00         (7.44)         53.17         6.27           38,278      .83          .03            58



                                             Income from Investment Operations               Less Dividends and Distributions
                                             ---------------------------------              ----------------------------------

                                                           Net Gains
                                                           or Losses
                                                           on
                                                           Investments                              Distributions         Distribu-
                              Net Asset      Net           (both                       Dividends    in Excess             tions
                              Value,         Investment    realized      Total from    from Net     of Net      Tax       from
                              Beginning      Income        and           Investment    Investment   Investment  Return of Capital
Fiscal Year or Period         of Period      (Loss)(a)     unrealized)   Operations    Income       Income      Capital   Gains
---------------------         ---------      ---------     -----------   ----------    ------       ------      -------   -----
AllianceBernstein Mid-Cap
Growth Fund
Class A
Year ended 7/31/05........... $5.38         $(.05)         $1.12          $1.07         $0.00         $0.00      $0.00    $0.00
Year ended 7/31/04...........  4.46          (.06)(f)        .98            .92          0.00          0.00       0.00     0.00
12/1/02 to 7/31/03+..........  3.70          (.03)           .79            .76          0.00          0.00       0.00     0.00
Year ended 11/30/02..........  4.79          (.04)         (1.05)         (1.09)         0.00          0.00       0.00     0.00
Year ended 11/30/01..........  5.83          (.04)          (.71)          (.75)         0.00          0.00       0.00     (.29)
Year ended 11/30/00..........  7.55          (.04)         (1.04)         (1.08)         0.00          0.00       0.00     (.64)

Class B
Year ended 7/31/05........... $4.63         $(.09)          $.97           $.88         $0.00         $0.00      $0.00    $0.00
Year ended 7/31/04...........  3.87          (.09)(f)        .85            .76          0.00          0.00       0.00     0.00
12/1/02 to 7/31/03+..........  3.23          (.03)           .67            .64          0.00          0.00       0.00     0.00
Year ended 11/30/02..........  4.22          (.07)          (.92)          (.99)         0.00          0.00       0.00     0.00
Year ended 11/30/01..........  5.21          (.07)          (.63)          (.70)         0.00          0.00       0.00     (.29)
Year ended 11/30/00..........  6.87          (.09)          (.93)         (1.02)         0.00          0.00       0.00     (.64)

Class C
Year ended 7/31/05........... $4.62         $(.08)          $.96           $.88         $0.00         $0.00      $0.00    $0.00
Year ended 7/31/04...........  3.87          (.09)(f)        .84            .75          0.00          0.00       0.00     0.00
12/1/02 to 7/31/03+..........  3.22          (.03)           .68            .65          0.00          0.00       0.00     0.00
Year ended 11/30/02..........  4.21          (.06)          (.93)          (.99)         0.00          0.00       0.00     0.00
Year ended 11/30/01..........  5.20          (.07)          (.63)          (.70)         0.00          0.00       0.00     (.29)
Year ended
11/30/00..................     6.86          (.09)          (.93)         (1.02)         0.00          0.00       0.00     (.64)

Advisor Class
Year ended 7/31/05........... $5.45         $(.04)         $1.15          $1.11         $0.00         $0.00      $0.00    $0.00
Year ended 7/31/04...........  4.52          (.05)(f)        .98            .93          0.00          0.00       0.00     0.00
12/1/02 to 7/31/03+..........  3.74          0.00            .78            .78          0.00          0.00       0.00     0.00
Year ended 11/30/02..........  4.83          (.03)         (1.06)         (1.09)         0.00          0.00       0.00     0.00
Year ended 11/30/01..........  5.86          (.03)          (.71)          (.74)         0.00          0.00       0.00     (.29)
Year ended
11/30/00...................    7.58          (.02)         (1.06)         (1.08)         0.00          0.00       0.00     (.64)

                          Less  Distributions                                                       Ratios/Supplemental Data
                          -------------------                                                      ------------------------

                                         Total                                 Net Assets,   Ratio of     Ratio of Net     Port-
                          Distributions  Dividends     Net Asset               End of        Expenses to  Income (Loss)    folio
                          in Excess of   and           Value, End  Total       Period (000's Average Net  to Average Net   Turnover
Fiscal Year or Period     Capital Gains  Distributions of Period   Return (c)  omitted)      Assets       Assets            Rate
---------------------     -------------  -----------------------   ----------  --------      ------       ------            ----
Class A
Year ended 7/31/05.......... $0.00         $0.00          $6.45      19.89%    $653,612       1.25%          (.88)%          88%
Year ended 7/31/04..........  0.00          0.00           5.38      20.63      610,854       1.25(d)       (1.06)(f)       135
12/1/02 to 7/31/03+.........  0.00          0.00           4.46      20.54      540,843       1.45*         (1.11)*          75
Year ended 11/30/02.........  0.00          0.00           3.70     (22.76)     469,570       1.34          (1.03)          183
Year ended 11/30/01.........  0.00          (.29)          4.79     (13.64)     686,445       1.22           (.69)          226
Year ended 11/30/00.........  0.00          (.64)          5.83     (15.73)     856,956       1.04           (.55)           86

Class B
Year ended 7/31/05.......... $0.00         $0.00          $5.51      19.01%     $70,236       2.07%         (1.71)%          88%
Year ended 7/31/04..........  0.00          0.00           4.63      19.64       74,567       2.09(d)       (1.90)(f)       135
12/1/02 to 7/31/03+.........  0.00          0.00           3.87      19.81       53,461       2.32*         (1.98)*          75
Year ended 11/30/02.........  0.00          0.00           3.23     (23.46)      41,096       2.20          (1.89)          183
Year ended 11/30/01.........  0.00          (.29)          4.22     (14.34)      61,816       2.08          (1.54)          226
Year ended 11/30/00.........  0.00          (.64)          5.21     (16.48)      81,569       1.87          (1.39)           86

Class C
Year ended 7/31/05.......... $0.00         $0.00          $5.50      19.05%     $24,098       2.05%         (1.68)%          88%
Year ended 7/31/04..........  0.00          0.00           4.62      19.38       26,017       2.06(d)       (1.87)(f)       135
12/1/02 to 7/31/03+.........  0.00          0.00           3.87      20.19       14,415       2.27*         (1.94)*          75
Year ended 11/30/02.........  0.00          0.00           3.22     (23.52)      10,860       2.16          (1.85)          183
Year ended 11/30/01.........  0.00          (.29)          4.21     (14.37)      15,391       2.04          (1.51)          226
Year ended 11/30/00.........  0.00          (.64)          5.20     (16.51)      20,068       1.86          (1.34)           86

Advisor Class
Year ended 7/31/05.......... $0.00         $0.00          $6.56      20.37%     $68,495       1.04%          (.64)%          88%
Year ended 7/31/04..........  0.00          0.00           5.45      20.58       44,440       1.04(d)        (.85)(f)       135
12/1/02 to 7/31/03+.........  0.00          0.00           4.52      20.86       21,251       1.23*          (.89)*          75
Year ended 11/30/02.........  0.00          0.00           3.74     (22.57)      13,092       1.08           (.81)          183
Year ended 11/30/01.........  0.00          (.29)          4.83     (13.39)     131,032       1.08           (.64)          226
Year ended 11/30/00.........  0.00          (.64)          5.86     (15.66)       8,304        .83           (.35)           86

                                           Income from Investment Operations              Less Dividends and Distributions
                                           ---------------------------------              --------------------------------

                                                           Net Gains
                                                           or Losses
                                                           on
                                                           Investments                              Distributions           Distri-
                              Net Asset      Net           (both                       Dividends    in Excess               butions
                              Value,         Investment    realized      Total from    from Net     of Net       Tax        from
                              Beginning      Income        and           Investment    Investment   Investment   Return of  Capital
Fiscal Year or Period         of Period      (Loss)(a)     unrealized)   Operations    Income       Income       Capital    Gains
---------------------         ---------      ---------     -----------   ----------    ------       ------       -------     -----
AllianceBernstein Small Cap
Growth Portfolio
Class A
Year ended 7/31/05.............  $19.70       $(.30)(b)      $4.45          $4.15         $0.00         $0.00    $0.00       $0.00
Year ended 7/31/04.............   17.30        (.33)(f)       2.73           2.40          0.00          0.00     0.00        0.00
10/1/02 to 7/31/03+............   13.34        (.24)          4.20           3.96          0.00          0.00     0.00        0.00
Year ended 9/30/02.............   16.25        (.30)         (2.61)         (2.91)         0.00          0.00     0.00        0.00
Year ended 9/30/01.............   30.76        (.35)        (11.46)        (11.81)         0.00          0.00     0.00        (.72)
Year ended 9/30/00.............   23.84        (.38)          7.30           6.92          0.00          0.00     0.00        0.00

Class B
Year ended 7/31/05.............  $16.72       $(.39)(b)      $3.75          $3.36         $0.00         $0.00    $0.00       $0.00
Year ended 7/31/04.............   14.80        (.42)(f)       2.34           1.92          0.00          0.00     0.00        0.00
10/1/02 to 7/31/03+............   11.49        (.28)          3.59           3.31          0.00          0.00     0.00        0.00
Year ended 9/30/02.............   14.11        (.39)         (2.23)         (2.62)         0.00          0.00     0.00        0.00
Year ended 9/30/01.............   27.30        (.45)        (10.04)        (10.49)         0.00          0.00     0.00        (.72)
Year ended 9/301/00............   21.32        (.52)          6.50           5.98          0.00          0.00     0.00        0.00

Class C
Year ended 7/31/05.............  $16.75       $(.39)(b)      $3.77          $3.38         $0.00         $0.00    $0.00       $0.00
Year ended 7/31/04.............   14.82        (.42)(f)       2.35           1.93          0.00          0.00     0.00        0.00
10/1/02 to 7/31/03+............   11.50        (.28)          3.60           3.32          0.00          0.00     0.00        0.00
Year ended 9/30/02.............   14.13        (.39)         (2.24)         (2.63)         0.00          0.00     0.00        0.00
Year ended 9/30/01.............   27.32        (.45)        (10.04)        (10.49)         0.00          0.00     0.00        (.72)
Year ended
9/30/00.......................    21.34        (.52)          6.50           5.98          0.00          0.00     0.00        0.00

Advisor Class
Year ended 7/31/05.............  $20.19       $(.25)(b)      $4.57          $4.32         $0.00         $0.00    $0.00       $0.00
Year ended 7/31/04.............   17.68        (.29)(f)       2.80           2.51          0.00          0.00     0.00        0.00
10/1/02 to 7/31/03+............   13.60        (.21)          4.29           4.08          0.00          0.00     0.00        0.00
Year ended 9/30/02.............   16.52        (.28)         (2.64)         (2.92)         0.00          0.00     0.00        0.00
Year ended 9/30/01.............   31.07        (.29)        (11.56)        (11.85)         0.00          0.00     0.00        (.72)
Year ended 9/30/00..............  24.01        (.30)          7.36           7.06          0.00          0.00     0.00        0.00

                           Less  Distributions                                                    Ratios/Supplemental Data
                           -------------------                                                    ------------------------

                                         Total                                 Net Assets,    Ratio of     Ratio of Net
                           Distributions Dividends      Net Asset              End of         Expenses to  Income (Loss)  Portfolio
                           in Excess of  and            Value, End  Total      Period (000's  Average Net  to Average Net Turnover
Fiscal Year or Period      Capital Gains Distributions  of Period   Return (c) omitted)       Assets       Assets         Rate
---------------------      ------------- -------------  ---------   ---------- --------        ------       ------        ----
Class A
Year ended 7/31/05.........   $0.00        $0.00         $23.85       21.07%   $207,873       1.60%(d)       (1.37)%(b)       82%
Year ended 7/31/04.........    0.00         0.00          19.70       13.87     185,906       1.85(d)        (1.67)(f)        94
10/1/02 to 7/31/03+........    0.00         0.00          17.30       29.69     184,378       2.32*          (1.95)*          94
Year ended 9/30/02.........    0.00         0.00          13.34      (17.91)    156,340       1.92           (1.71)           98
Year ended 9/30/01.........   (1.98)       (2.70)         16.25      (41.42)    232,456       1.79           (1.58)          109
Year ended 9/30/00.........    0.00         0.00          30.76       29.03     458,008       1.68(e)        (1.39)          160

Class B
Year ended 7/31/05.........   $0.00        $0.00         $20.08       20.10%   $121,348       2.40%(d)       (2.17)%(b)       82%
Year ended 7/31/04.........    0.00         0.00          16.72       12.97     152,031       2.65(d)        (2.47)(f)        94
10/1/02 to 7/31/03+........    0.00         0.00          14.80       28.81     168,554       3.14*          (2.78)*          94
Year ended 9/30/02.........    0.00         0.00          11.49      (18.57)    159,791       2.72           (2.50)           98
Year ended 9/30/01.........   (1.98)       (2.70)         14.11      (41.88)    257,161       2.57           (2.36)          109
Year ended 9/30/00.........    0.00         0.00          27.30       28.05     546,302       2.44(e)        (2.16)          160

Class C
Year ended 7/31/05.........   $0.00        $0.00         $20.13       20.18%    $32,895       2.36%(d)       (2.12)%(b)       82%
Year ended 7/31/04.........    0.00         0.00          16.75       13.02      35,410       2.61(d)        (2.43)(f)        94
10/1/02 to 7/31/03+........    0.00         0.00          14.82       28.87      39,434       3.10*          (2.73)*          94
Year ended 9/30/02.........    0.00         0.00          11.50      (18.61)     37,256       2.71           (2.49)           98
Year ended 9/30/01.........   (1.98)       (2.70)         14.13      (41.85)     60,925       2.56           (2.35)          109
Year ended 9/30/00.........    0.00         0.00          27.32       28.02     137,242       2.43(e)        (2.12)          160

Advisor Class
Year ended 7/31/05.........   $0.00        $0.00         $24.51       21.40%    $15,342       1.34%(d)       (1.11)%(b)       82%
Year ended 7/31/04.........    0.00         0.00          20.19       14.20       7,921       1.59(d)        (1.41)(f)        94
10/1/02 to 7/31/03+........    0.00         0.00          17.68       30.00       9,016       2.05*          (1.69)*          94
Year ended 9/30/02.........    0.00         0.00          13.60      (17.68)      8,916       1.60           (1.41)           98
Year ended 9/30/01.........   (1.98)       (2.70)         16.52      (41.11)     68,730       1.52           (1.31)          109
Year ended 9/30/00.........    0.00         0.00          31.07       29.40     135,414       1.39(e)        (1.08)          160

                                               Income from Investment Operations            Less Dividends and Distributions
                                               ---------------------------------            --------------------------------

                                                            Net Gains
                                                            or Losses
                                                            on
                                                            Investments                              Distributions         Distri-
                               Net Asset      Net           (both                       Dividends    in Excess             butions
                               Value,         Investment    realized      Total from    from Net     of Net      Tax       from
                               Beginning      Income        and           Investment    Investment   Investment  Return of Capital
Fiscal Year or Period          of Period      (Loss)(a)     unrealized)   Operations    Income       Income      Capital   Gains
---------------------          ---------      ---------     -----------   ----------    ------       ------      -------   -----
AllianceBernstein Global
Technology Fund
Class A
Year ended 7/31/05.............   $49.14       $(.34)(b)      $7.76          $7.42       $0.00       $0.00         $0.00      $0.00
Year ended 7/31/04.............    47.44        (.72)(f)       2.42           1.70        0.00        0.00          0.00       0.00
12/1/02 to 7/31/03+............    43.48        (.54)          4.50           3.96        0.00        0.00          0.00       0.00
Year ended 11/30/02............    67.05        (.87)        (22.70)        (23.57)       0.00        0.00          0.00       0.00
Year ended 11/30/01............    95.32        (.82)        (21.17)        (21.99)       0.00        0.00          0.00      (5.86)
Year ended 11/30/00............   111.46       (1.35)        (10.75)        (12.10)       0.00        0.00          0.00      (4.04)

Class B
Year ended 7/31/05.............   $44.71       $(.68)(b)      $7.03          $6.35       $0.00       $0.00         $0.00      $0.00
Year ended 7/31/04.............    43.49       (1.03)(f)       2.25           1.22        0.00        0.00          0.00       0.00
12/1/02 to 7/31/03+............    40.06        (.69)          4.12           3.43        0.00        0.00          0.00       0.00
Year ended 11/30/02............    62.27       (1.16)        (21.05)        (22.21)       0.00        0.00          0.00       0.00
Year ended 11/30/01............    89.59       (1.28)        (19.76)        (21.04)       0.00        0.00          0.00      (5.86)
Year ended 11/30/00............   105.73       (2.17)         (9.93)        (12.10)       0.00        0.00          0.00      (4.04)

Class C
Year ended 7/31/05.............   $44.73       $(.66)(b)      $7.04          $6.38       $0.00       $0.00         $0.00      $0.00
Year ended 7/31/04.............    43.50       (1.02)(f)       2.25           1.23        0.00        0.00          0.00       0.00
12/1/02 to 7/31/03+............    40.07        (.68)          4.11           3.43        0.00        0.00          0.00       0.00
Year ended 11/30/02............    62.25       (1.15)        (21.03)        (22.18)       0.00        0.00          0.00       0.00
Year ended 11/30/01............    89.55       (1.28)        (19.74)        (21.02)       0.00        0.00          0.00      (5.86)
Year ended
11/30/00.......................   105.69       (2.19)         (9.91)        (12.10)       0.00        0.00          0.00      (4.04)

Advisor Class
Year ended 7/31/05.............   $50.40       $(.20)(b)      $7.98          $7.78       $0.00       $0.00         $0.00      $0.00
Year ended 7/31/04.............    48.50        (.58)(f)       2.48           1.90        0.00        0.00          0.00       0.00
12/1/02 to 7/31/03+............    44.36        (.46)          4.60           4.14        0.00        0.00          0.00       0.00
Year ended 11/30/02............    68.21        (.72)        (23.13)        (23.85)       0.00        0.00          0.00       0.00
Year ended 11/30/01............    96.60        (.60)        (21.51)        (22.11)       0.00        0.00          0.00      (5.89)
Year ended
11/30/00.......................   112.59        (.91)        (11.04)        (11.95)       0.00        0.00          0.00      (4.04)

Class R
Year ended 7/31/05.............   $49.08       $(.38)(b)      $7.74          $7.36       $0.00       $0.00         $0.00      $0.00
11/03/03+++ to 7/31/04.........    54.17        (.77)(f)      (4.32)         (5.09)       0.00        0.00          0.00       0.00

                            Less  Distributions                                                Ratios/Supplemental Data
                            -------------------                                                ------------------------

                                           Total                                Net Assets,    Ratio of     Ratio of Net   Port-
                            Distributions  Dividends     Net Asset              End of         Expenses to  Income (Loss)  folio
                            in Excess of   and           Value, End  Total      Period (000's  Average Net  to Average Net Turnover
Fiscal Year or Period       Capital Gains  Distributions of Period   Return (c) omitted)       Assets        Assets        Rate
---------------------       -------------  ------------- ---------   ---------- --------       ------        ------        ----
Class A
Year ended 7/31/05.......   $0.00           $0.00         $56.56        15.10%   $1,067,072     1.66%(d)    (.65)%(b)      80%
Year ended 7/31/04.......    0.00            0.00          49.14         3.58     1,112,174     1.65(d)    (1.36)(f)       80
12/1/02 to 7/31/03+......    0.00            0.00          47.44         9.11     1,186,488     2.24*      (1.95)*        127
Year ended 11/30/02......    0.00            0.00          43.48       (35.15)    1,096,744     1.85       (1.64)         117
Year ended 11/30/01......    (.42)          (6.28)         67.05       (24.90)    1,926,473     1.58       (1.08)          55
Year ended 11/30/00......    0.00           (4.04)         95.32       (11.48)    2,650,904     1.50        (.98)          46

Class B
Year ended 7/31/05.......   $0.00           $0.00         $51.06        14.20%     $844,111     2.43%(d)   (1.42)%(b)      80%
Year ended 7/31/04.......    0.00            0.00          44.71         2.81     1,100,840     2.42(d)    (2.13)(f)       80
12/1/02 to 7/31/03+......    0.00            0.00          43.49         8.56     1,453,453     3.02*      (2.73)*        127
Year ended 11/30/02......    0.00            0.00          40.06       (35.67)    1,539,144     2.58       (2.37)         117
Year ended 11/30/01......    (.42)          (6.28)         62.27       (25.46)    3,092,947     2.31       (1.80)          55
Year ended 11/30/00......    0.00           (4.04)         89.59       (12.12)    4,701,567     2.20       (1.68)          46

Class C
Year ended 7/31/05.......   $0.00           $0.00         $51.11        14.26%     $261,596     2.39%(d)   (1.37)%(b)      80%
Year ended 7/31/04.......    0.00            0.00          44.73         2.83       313,166     2.39(d)    (2.10)(f)       80
12/1/02 to 7/31/03+......    0.00            0.00          43.50         8.56       396,472     3.01*      (2.72)*        127
Year ended 11/30/02......    0.00            0.00          40.07       (35.63)      410,649     2.55       (2.34)         117
Year ended 11/30/01......    (.42)          (6.28)         62.25       (25.45)      835,406     2.30       (1.80)          55
Year ended 11/30/00......    0.00           (4.04)         89.55       (12.13)    1,252,765     2.21       (1.69)          46

Advisor Class
Year ended 7/31/05.......   $0.00           $0.00         $58.18        15.44%      $90,583     1.35%(d)    (.36)%(b)      80%
Year ended 7/31/04.......    0.00            0.00          50.40         3.92        80,420     1.35(d)    (1.06)(f)       80
12/1/02 to 7/31/03+......    0.00            0.00          48.50         9.33        93,511     1.94*      (1.65)*        127
Year ended 11/30/02......    0.00            0.00          44.36       (34.96)       83,018     1.49       (1.29)         117
Year ended 11/30/01......    (.39)          (6.28)         68.21       (24.68)      231,167     1.27        (.78)          55
Year ended 11/30/00......    0.00           (4.04)         96.60       (11.22)      288,889     1.19        (.66)          46

Class R
Year ended 7/31/05.......   $0.00           $0.00         $56.44        15.00%          $74     1.71%(d)    (.70)%(b)      80%
11/03/03+++ to 7/31/04...    0.00            0.00          49.08        (9.40)           23     1.73(d)    (1.42)*(f)      80

                                           Income from Investment Operations              Less Dividends and Distributions
                                           ---------------------------------              ---------------------------------

                                                Net Gains
                                                         or Losses
                                                         on
                                                         Investments                                Distributions          Distri-
                            Net Asset      Net           (both                       Dividends      in Excess              butions
                            Value,         Investment    realized      Total from    from Net       of Net       Tax       from
                            Beginning      Income        and           Investment    Investment     Investment   Return of Capital
Fiscal Year or Period       of Period      (Loss)(a)     unrealized)   Operations    Income         Income       Capital   Gains
---------------------       ---------      ---------     -----------   ----------    ------         ------       -------   -----
AllianceBernstein Global
Health Care Fund
Class A
Year ended 6/30/05..........  $11.63         $(.13)(b)      $.89           $.76       $0.00          $0.00       $0.00     $0.00
Year ended 6/30/04..........   10.37          (.12)(f)      1.38           1.26        0.00           0.00        0.00      0.00
Year ended 6/30/03..........    9.86          (.10)          .61            .51        0.00           0.00        0.00      0.00
Year ended 6/30/02..........   11.20          (.12)        (1.22)         (1.34)       0.00           0.00        0.00      0.00
Year ended 6/30/01..........   12.40          (.11)        (1.00)         (1.11)       0.00           0.00        0.00      (.08)

Class B
Year ended 6/30/05..........  $11.22         $(.20)(b)      $.84           $.64       $0.00          $0.00       $0.00     $0.00
Year ended 6/30/04..........   10.08          (.19)(f)      1.33           1.14        0.00           0.00        0.00      0.00
Year ended 6/30/03..........    9.66          (.17)          .59            .42        0.00           0.00        0.00      0.00
Year ended 6/30/02..........   11.05          (.20)        (1.19)         (1.39)       0.00           0.00        0.00      0.00
Year ended 6/30/01..........   12.33          (.19)        (1.00)         (1.19)       0.00           0.00        0.00      (.08)

Class C
Year ended 6/30/05..........  $11.23         $(.20)(b)      $.85           $.65       $0.00          $0.00       $0.00     $0.00
Year ended 6/30/04..........   10.09          (.19)(f)      1.33           1.14        0.00           0.00        0.00      0.00
Year ended 6/30/03..........    9.66          (.17)          .60            .43        0.00           0.00        0.00      0.00
Year ended 6/30/02..........   11.05          (.20)        (1.19)         (1.39)       0.00           0.00        0.00      0.00
Year ended
6/30/01..................      12.33          (.19)        (1.00)         (1.19)       0.00           0.00        0.00      (.08)

Advisor Class
Year ended 6/30/05..........  $11.91         $(.09)(b)      $.90           $.81       $0.00          $0.00       $0.00     $0.00
Year ended 6/30/04..........   10.59          (.08)(f)      1.40           1.32        0.00           0.00        0.00      0.00
Year ended 6/30/03..........   10.03          (.08)          .64            .56        0.00           0.00        0.00      0.00
Year ended 6/30/02..........   11.36          (.09)        (1.24)         (1.33)       0.00           0.00        0.00      0.00
Year ended 6/30/01..........   12.54          (.07)        (1.02)         (1.09)       0.00           0.00        0.00      (.08)

                         Less  Distributions                                                  Ratios/Supplemental Data
                         -------------------                                                  ------------------------

                                         Total                                  Net Assets,   Ratio of     Ratio of Net
                         Distributions   Dividends      Net Asset               End of        Expenses to  Income (Loss)  Portfolio
                         in Excess of    and            Value, End   Total      Period (000's Average Net  to Average Net Turnover
Fiscal Year or Period    Capital Gains   Distributions  of Period    Return (c) omitted)      Assets       Assets         Rate
---------------------    -------------   -------------  ---------    ---------- --------      ------       ------         ----
Class A
Year ended 6/30/05.......   $0.00        $0.00         $12.39        6.54%       $46,505        1.80%(d)   (1.10)%(b)        30%
Year ended 6/30/04.......    0.00         0.00          11.63       12.15         55,079        1.82(d)    (1.07)(f)         34
Year ended 6/30/03.......    0.00         0.00          10.37        5.17         56,077        2.06       (1.12)             8
Year ended 6/30/02.......    0.00         0.00           9.86      (11.96)        63,973        1.85       (1.13)             9
Year ended 6/30/01.......    (.01)        (.09)         11.20       (9.10)        76,827        1.73        (.90)             8

Class B
Year ended 6/30/05.......   $0.00        $0.00         $11.86        5.71%       $94,104        2.55%(d)   (1.87)% (b)       30%
Year ended 6/30/04.......    0.00         0.00          11.22       11.31        119,260        2.58(d)    (1.83)(f)         34
Year ended 6/30/03.......    0.00         0.00          10.08        4.35        134,907        2.82       (1.88)             8
Year ended 6/30/02.......    0.00         0.00           9.66      (12.58)       163,340        2.60       (1.87)             9
Year ended 6/30/01.......    (.01)        (.09)         11.05       (9.81)       203,620        2.46       (1.63)             8

Class C
Year ended 6/30/05.......   $0.00        $0.00         $11.88        5.79%       $24,000        2.52%(d)   (1.83)% (b)       30%
Year ended 6/30/04.......    0.00         0.00          11.23       11.30         30,698        2.55(d)    (1.80)(f)         34
Year ended 6/30/03.......    0.00         0.00          10.09        4.45         34,298        2.80       (1.85)             8
Year ended 6/30/02.......    0.00         0.00           9.66      (12.58)        41,268        2.57       (1.84)             9
Year ended 6/30/01.......    (.01)        (.09)         11.05       (9.81)        57,405        2.44       (1.60)             8

Advisor Class
Year ended 6/30/05.......   $0.00        $0.00         $12.72        6.80%       $11,886        1.50%(d)    (.77)% (b)       30%
Year ended 6/30/04.......    0.00         0.00          11.91       12.47          9,705        1.51(d)     (.75)(f)         34
Year ended 6/30/03.......    0.00         0.00          10.59        5.58          9,139        1.77        (.81)             8
Year ended 6/30/02.......    0.00         0.00          10.03      (11.71)         7,544        1.57        (.83)             9
Year ended 6/30/01.......    (.01)        (.09)         11.36       (8.84)         7,518        1.42        (.59)             8

                                         Income from Investment Operations               Less Dividends and Distributions
                                         ---------------------------------               ---------------------------------

                                                             Net Gains
                                                             or Losses
                                                             on
                                                             Investments                            Distributions          Distri-
                                    Net Asset     Net        (both                      Dividends   in Excess     Tax      butions
                                    Value,        Investment realized       Total from  from Net    of Net        Return   from
                                    Beginning     Income     and            Investment  Investment  Investment    of       Capital
Fiscal Year or Period               of Period     (Loss)(a)  unrealized)    Operations  Income      Income        Capital  Gains
---------------------               ---------     ---------  -----------    ----------  ------      ------        -------  -----

AllianceBernstein Global Research
Growth Fund
Class A
Year ended 6/30/05.............       $13.23       $(.02)       $1.35          $1.33      $0.00(g)    $0.00       $0.00      $(.09)
Year ended 6/30/04.............        11.33        (.01)(f)     2.68           2.67       (.01)       0.00        0.00       (.76)
7/22/02++ 6/30/03..............        10.00        (.01)(f)     1.34           1.33       0.00        0.00        0.00       0.00

Class B
Year ended 6/30/05.............       $13.04       $(.09)       $1.31          $1.22      $0.00       $0.00       $0.00      $(.09)
Year ended 6/30/04.............        11.26        (.18)(f)     2.72           2.54       0.00        0.00        0.00       (.76)
7/22/02++ 6/30/03..............        10.00        (.07)(f)     1.33           1.26       0.00        0.00        0.00       0.00

Class C
Year ended 6/30/05.............       $13.04       $(.11)       $1.33          $1.22      $0.00       $0.00       $0.00      $(.09)
Year ended 6/30/04.............        11.26        (.08)(f)     2.62           2.54       0.00        0.00        0.00       (.76)
7/22/02++ 6/30/03..............        10.00        (.07)(f)     1.33           1.26       0.00        0.00        0.00       0.00

Advisor Class
Year ended 6/30/05.............       $13.27        $.02        $1.36          $1.38      $0.00(g)    $0.00       $0.00      $(.09)
Year ended 6/30/04.............        11.36         .01(f)      2.70           2.71       (.04)       0.00        0.00       (.76)
7/22/02++ 6/30/03..............        10.00         .02(f)      1.34           1.36       0.00        0.00        0.00       0.00

Class R
9/1/04+++ to  6/30/05..........       $12.72       $(.04)(b)    $1.85          $1.81      $0.00       $0.00       $0.00      $(.09)

                              Less Distributions                                            Ratios/Supplemental Data
                              ------------------                                            ------------------------

                                            Total          Net Asset               Net Assets,   Ratio of    Ratio of Net  Port-
                              Distributions Dividends      Value,                  End of        Expenses to Income (Loss) folio
                              in Excess of  and            End of     Total        Period (000's Average     to Average    Turnover
Fiscal Year or Period         Capital Gains Distributions  Period     Return (c)   omitted)      Net Assets  Net Assets    Rate
---------------------         ------------- -------------  ------     ----------   --------      ----------  ----------    ----
Class A
Year ended 6/30/05............     $0.00     $(.09)      $14.47       10.06%       $33,944        1.50%(d)      (.15)%(b)     66%
Year ended 6/30/04............      0.00      (.77)       13.23       23.86         20,562        1.50(d)       (.16)(f)      85
7/22/02++ 6/30/03.............      0.00      0.00        11.33       13.30              1        1.70*(d)      (.07)(f)      62

Class B
Year ended 6/30/05............     $0.00     $(.09)      $14.17        9.34%          $641        2.20%(d)      (.67)%(b)     66%
Year ended 6/30/04............      0.00      (.76)       13.04       22.87            162        2.21(d)      (2.22)(f)      85
7/22/02++ 6/30/03.............      0.00      0.00        11.26       12.60              1        2.40*(d)      (.78)(f)      62

Class C
Year ended 6/30/05............     $0.00     $(.09)      $14.17        9.34%          $934        2.20%(d)      (.80)%(b)     66%
Year ended 6/30/04............      0.00      (.76)       13.04       22.87            468        2.20(d)       (.73)(f)      85
7/22/02++ 6/30/03.............      0.00      0.00        11.26       12.60              1        2.40*(d)      (.78)(f)      62

Advisor Class
Year ended 6/30/05............     $0.00     $(.09)      $14.56       10.43%       $26,104        1.20%(d)       .13%(b)      66%
Year ended 6/30/04............      0.00      (.80)       13.27       24.17         20,202        1.26(d)        .08(f)       85
7/22/02++ 6/30/03.............      0.00      0.00        11.36       13.60          2,270        1.40*(d)       .22*(f)      62

Class R
9/1/04+++ to  6/30/05.........     $0.00     $(.09)      $14.44       14.22%            $6        1.70%(d)      (.31)%(b)     66%

--------
+    Change in fiscal year end.
++   Commencement of operations.
+++  Commencement of distributions.
*    Annualized.
(a)  Based on average shares outstanding.
(b)  Net of expenses waived/reimbursed by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized. (d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:

                                                      2001             2002              2003              2004           2005
                                                      ----             ----              ----              ----           ----
AllianceBernstein Large
Cap Growth Fund
Class A                                               --               --                --                1.76%          1.53%
Class B                                               --               --                --                2.52%          2.28%
Class C                                               --               --                --                2.49%          2.25%
Class R                                               --               --                --                1.95%          1.62%
Advisor Class                                         --               --                --                1.46%          1.23%

                                     2000             2001              2002              2003             2004            2005
                                     ----             ----              ----              ----             ----            ----
AllianceBernstein Growth Fund
Class A                                --              --                --                --             1.52%              --
Class B                                --              --                --                --             2.27%              --
Class C                                --              --                --                --             2.24%              --
Advisor Class                          --              --                --                --             1.22%              --

                                     2000             2001              2002              2003             2004              2005
                                     ----             ----              ----              ----             ----              ----
AllianceBernstein Mid-Cap
Growth Fund
Class A                                --               --               --                --             1.26%              --
Class B                                --               --               --                --             2.10%              --
Class C                                --               --               --                --             2.07%              --
Advisor Class                          --               --               --                --             1.05%              --

                                     2000             2001              2002              2003             2004              2005
                                     ----             ----              ----              ----             ----              ----
AllianceBernstein Small Cap
Growth Portfolio
Class A                                --              --                --                --             2.01%             1.63%
Class B                                --              --                --                --             2.81%             2.43%
Class C                                --              --                --                --             2.77%             2.39%
Advisor Class                          --              --                --                --             1.74%             1.37%

                                     2000             2001              2002              2003             2004              2005
                                     ----             ----              ----              ----             ----              ----
AllianceBernstein Global
Technology Fund
Class A                                --               --               --                --             1.81%             1.68%
Class B                                --               --               --                --             2.58%             2.46%
Class C                                --               --               --                --             2.55%             2.41%
Class R                                --               --               --                --             1.97%             1.74%
Advisor Class                          --               --               --                --             1.51%             1.38%

                                                      2001              2002              2003             2004              2005
                                                      ----              ----              ----             ----              ----
AllianceBernstein Global
Health Care Fund
Class A                                                --                --                --             1.93%             1.84%
Class B                                                --                --                --             2.69%             2.59%
Class C                                                --                --                --             2.66%             2.56%
Advisor Class                                          --                --                --             1.62%             1.54%

                                      2000            2001             2002              2003             2004               2005
                                     ----             ----             ----              ----             ----               ----
AllianceBernstein Global
Research Growth Fund
Class A                                --              --                --              19.19%*          7.68%             2.51%
Class B                                --              --                --              19.94%*         11.40%             3.44%
Class C                                --              --                --              19.94%*         10.96%             3.28%
Class R                                --              --                --              --              --                 2.76%*
Advisor Class                          --              --                --              17.42%*          7.46%             2.18%

(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:

AllianceBernstein Small Cap          2000
                                     ----
Growth Portfolio
Class A                             1.67%
Class B                             2.42%
Class C                             2.42%
Advisor Class                       1.38%*

(f)  Net of expenses waived/reimbursed by the Adviser and the transfer agent.
(g)  Amount is less than $0.01.


For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus for future reference.

------------
(R) This mark is used under license from the owner, Alliance Capital Management L.P.

[LOGO] AllianceBernstein(R)
       Investment Research and Management

                                                  ALLIANCEBERNSTEIN GROWTH FUNDS
                                        -AllianceBernstein Large Cap Growth Fund
                                                  -AllianceBernstein Growth Fund
                                          -AllianceBernstein Mid-Cap Growth Fund
                                   -AllianceBernstein Small Cap Growth Portfolio
                                       -AllianceBernstein Global Technology Fund
                                      -AllianceBernstein Global Health Care Fund
                                  -AllianceBernstein Global Research Growth Fund
                                    -AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------

Supplement dated November 1, 2005 to the Prospectus dated March 1, 2005 (as amended May 16, 2005) of the AllianceBernstein Growth Funds that offers Class A, Class R, Class K and Class I shares of AllianceBernstein Large Cap Growth Fund, AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund, AllianceBernstein Global Health Care Fund, AllianceBernstein Global Research Growth Fund and AllianceBernstein International Growth Fund (the "Funds").

The following information is added for each Fund at the end of the first paragraph under the heading "Bar Chart" in the "Risk/Return Summary."

AllianceBernstein Large Cap Growth Fund
---------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 7.07%.

AllianceBernstein Growth Fund
-----------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 5.78%.

AllianceBernstein Mid-Cap Growth Fund
-------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.46%.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 1.33%.

AllianceBernstein Global Technology Fund
----------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 0.60%.

AllianceBernstein Global Health Care Fund
-----------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.88%.

AllianceBernstein Global Research Growth Fund
---------------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 11.33%.

AllianceBernstein International Growth Fund
-------------------------------------------

Through September 30, 2005, the year-to-date unannualized return for Class A shares was 16.39%.

The operating expenses and examples for each Fund under the heading "Fees and Expenses of the Funds - Annual Fund Operating Expenses and Examples" are replaced with the following:

AllianceBernstein Large Cap Growth Fund
---------------------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A    Class R        Class K    Class I
                                  -------    -------        -------    -------

Management Fees                      .70%       .70%         .70%       .70%
Distribution and/or service
(12b-1) fees                         .30%       .50%         .25%       None
Other expenses
    Transfer agent                   .44%       .26%(a)      .20%(b)    .12%(b)
    Other expenses                   .06%       .05%         .03%       .11%
Total other expenses                 .50%       .31%         .23%       .23%
                                    -----      -----        -----       -----
Total fund operating expenses       1.50%      1.51%        1.18%       .93%
                                    =====      =====        =====       =====

                                           Examples
                                           --------

                      Class A       Class R       Class K       Class I
                      -------       -------       -------       -------

After 1 year            $571         $154          $120           $95
After 3 years           $879         $477          $375          $296
After 5 years         $1,209         $824          $649          $515
After 10 years        $2,139       $1,802        $1,432        $1,143


AllianceBernstein Growth Fund
-----------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A       Class R     Class K     Class I
                                  -------       -------     -------     -------

Management Fees                      .75%       .75%         .75%        .75%
Distribution and/or service
(12b-1) fees                         .30%       .50%         .25%       None
Other expenses
    Transfer agent                   .38%       .26%(a)      .20%(b)     .12%(b)
    Other expenses                   .06%       .10%         .04%        .09%
Total other expenses                 .44%       .36%         .24%        .21%
                                    -----      -----        -----        -----
Total fund operating expenses       1.49%      1.61%        1.24%        .96%
                                    =====      =====        =====        =====

                                           Examples
                                           --------

                      Class A       Class R       Class K       Class I
                      -------       -------       -------       -------

After 1 year            $570         $164          $126           $98
After 3 years           $876         $508          $393          $306
After 5 years         $1,204         $876          $681          $531
After 10 years        $2,129       $1,911        $1,500        $1,178


AllianceBernstein Mid-Cap Growth Fund
-------------------------------------

                                      Operating Expenses
                                      ------------------

                                 Class A      Class R       Class K     Class I
                                 -------      -------       -------     -------

Management Fees                     .71%        .71%         .71%        .71%
Distribution and/or service
(12b-1) fees                        .22%        .50%         .25%       None
Other expenses
    Transfer agent                  .21%        .26%(a)      .20%(b)     .12%(b)
    Other expenses                  .11%        .15%         .13%        .19%
Total other expenses                .32%        .41%         .33%        .31%
                                   -----      -----        -----        -----
Total fund operating expenses      1.25%       1.62%        1.29%       1.02%
                                   =====      =====        =====        =====

                                           Examples
                                           --------

                      Class A       Class R       Class K       Class I
                      -------       -------       -------       -------

After 1 year            $547         $165          $131           $104
After 3 years           $805         $511          $409           $325
After 5 years         $1,082         $881          $708           $563
After 10 years        $1,872       $1,922        $1,556         $1,248


AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A    Class R       Class K     Class I
                                  -------    -------       -------     -------

Management Fees                      .75%      .75%          .75%        .75%
Distribution and/or service
(12b-1) fees                         .27%      .50%          .25%        None
Other expenses
    Transfer agent                   .38%      .26%(a)       .20%(b)     .12%(b)
    Other expenses                   .20%      .25%          .24%        .59%
Total other expenses                 .58%      .51%          .44%        .71%
                                   -----      -----        -----        -----
Total fund operating expenses       1.60%     1.76%         1.44%       1.46%
                                   =====      =====        =====        =====

                                           Examples

                      Class A       Class R       Class K       Class I
                      -------       -------       -------       -------

After 1 year            $581         $179          $147          $149
After 3 years           $908         $554          $456          $462
After 5 years         $1,259         $954          $787          $797
After 10 years        $2,244       $2,073        $1,724        $1,746


AllianceBernstein Global Technology Fund
----------------------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A      Class R     Class K     Class I
                                  -------      -------     -------     -------

Management Fees                      .73%       .73%         .73%        .73%
Distribution and/or service
(12b-1) fees                         .30%       .50%         .25%        None
Other expenses
    Transfer agent                   .53%       .26%(a)      .20%(b)     .12%(b)
    Other expenses                   .10%       .09%         .02%        .06%
Total other expenses                 .63%       .35%         .22%        .18%
                                    -----      -----       -----        -----
Total fund operating expenses       1.66%      1.58%        1.20%        .91%
                                    =====      =====       =====        =====

                                           Examples
                                           --------

                      Class A       Class R       Class K       Class I
                      -------       -------       -------       -------

After 1 year            $587         $161          $122            $93
After 3 years           $926         $499          $381           $290
After 5 years         $1,289         $860          $660           $504
After 10 years        $2,307       $1,878        $1,455         $1,120


AllianceBernstein Global Health Care Fund
-----------------------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A     Class R       Class K    Class I
                                  -------     -------       -------    -------

Management Fees                     .75%        .75%         .75%        .75%
Distribution and/or service
(12b-1) fees                        .30%        .50%         .25%        None
Other expenses
    Transfer agent                  .40%        .26%(a)      .20%(b)     .12%(b)
    Other expenses                  .35%        .39%         .39%        .39%
Total other expenses                .75%        .65%         .59%        .51%
                                   -----      -----        -----        -----
Total fund operating expenses      1.80%       1.90%        1.59%       1.26%
                                   =====      =====        =====        =====

                                           Examples
                                           --------

                      Class A       Class R       Class K       Class I
                      -------       -------       -------       -------

After 1 year            $600         $193          $162          $128
After 3 years           $967         $597          $502          $400
After 5 years         $1,358       $1,026          $866          $692
After 10 years        $2,451       $2,222        $1,889        $1,523


AllianceBernstein Global Research Growth Fund
---------------------------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A     Class R     Class K     Class I
                                  -------     -------     -------     -------

Management Fees                     .75%        .75%        .75%        .75%
Distribution and/or service
(12b-1) fees                        .30%        .50%        .25%       None
Other expenses
    Transfer agent                  .13%        .26%(a)     .20%(b)     .12%(b)
    Other expenses                 1.28%       1.34%       2.05%       2.08%
Total other expenses               1.41%       1.60%       2.25%       2.20%
                                  -------     -------     -------     -------
Total fund operating expenses      2.46%       2.85%       3.25%       2.95%

Waiver and/or expense              (.96)%     (1.15)%     (1.80)%     (1.75)%
    reimbursement (c)             -------     -------     -------     -------
Net Expenses                       1.50%       1.70%       1.45%       1.20%
                                  =======     =======     =======     =======

                                           Examples
                                           --------

                        Class A       Class R       Class K       Class I
                        -------       -------       -------       -------

After 1 year              $571         $173          $148            $122
After 3 years(d)        $1,071         $774          $835            $747
After 5 years(d)        $1,597       $1,402        $1,542          $1,398
After 10 years(d)       $3,033       $3,093        $3,426          $3,146


AllianceBernstein International Growth Fund
-------------------------------------------

                                      Operating Expenses
                                      ------------------

                                  Class A     Class R      Class K      Class I
                                  -------     -------      -------      -------

Management Fees                     .75%        .75%        .75%         .75%
Distribution and/or service
(12b-1) fees                        .30%        .50%        .25%         None
Other expenses
    Transfer agent                  .24%        .26%(a)     .20%(b)      .12%(b)
    Other expenses                  .28%        .27%        .27%         .27%
Total other expenses                .52%        .53%        .47%         .39%
                                   -------     -------     -------     -------
Total fund operating expenses      1.57%       1.78%       1.47%        1.14%
                                   =======     =======     =======     =======

                                           Examples
                                           --------

                        Class A        Class R       Class K       Class I
                        -------        -------       -------       -------

After 1 year              $578           $181         $150           $116
After 3 years             $900           $560         $465           $362
After 5 years           $1,244           $964         $803           $628
After 10 years          $2,213         $2,095       $1,757         $1,386

(a) The transfer agent fee includes an estimated 0.20% of average net assets administrative services fee for third-party recordkeeping services, which was effective March 1, 2005. For Class R shares of AllianceBernstein Large Cap Growth Fund, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, which were offered prior to March 1, 2005, the actual administrative services fee for third-party recordkeeping services incurred during the most recently completed fiscal year, as a percentage of net assets, was 0.20%, 0.23% and 0.16%, respectively. The AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Health Care Fund and AllianceBernstein International Growth Fund did not offer shares prior to March 1, 2005 and therefore did not incur any administrative service fees during the fiscal year.

(b) The transfer agent expenses reflect the maximum administrative services fee for third-party recordkeeping services of 0.15% of average net assets for Class K shares and 0.10% of average net assets for Class I shares. During the Funds' most recently completed fiscal years, the Funds did not incur any administrative services fee for third-party recordkeeping services.

(c) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expense borne by Alliance through August 31, 2003 may be reimbursed by the Fund until August 31, 2005. No reimbursement payment will be made that would cause the Funds' total annualized operating expenses to exceed 1.50% for Class A shares, 1.70% for Class R shares, 1.45% for Class K shares and 1.20% for Class I shares, or cause the total reimbursement payments to exceed the Fund's total initial organizational and offering expenses.

(d) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

The following information replaces the hypothetical investment and expense information in the Funds' Prospectus under the heading "Fees and Expenses of the Funds--Hypothetical Investment and Expense Information."

                     AllianceBernstein Large Cap Growth Fund
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                          Hypothetical                 (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings   After Returns  Ratio=1.50%)    Investment
   ----      ----------    --------   -------------  ------------    ----------

   1         $10,000.00     $500.00    $10,500.00       $157.50      $10,342.50
   2         $10,342.50     $517.13    $10,859.63       $162.89      $10,696.73
   3         $10,696.73     $534.94    $11,231.57       $168.47      $11,063.09
   4         $11,063.09     $553.15    $11,616.25       $174.24      $11,442.00
   5         $11,442.00     $572.10    $12,014.10       $180.21      $11,833.89
   6         $11,833.89     $591.69    $12,425.59       $186.38      $12,239.20
   7         $12,239.20     $611.96    $12,851.16       $192.77      $12,658.40
   8         $12,658.40     $632.92    $13,291.32       $199.37      $13,091.95
   9         $13,091.95     $654.60    $13,746.54       $206.20      $13,540.35
   10        $13,540.35     $677.02    $14,217.36       $213.26      $14,004.10
--------------------------------------------------------------------------------
Cumulative                $5,845.41                   $1,841.30


                          AllianceBernstein Growth Fund
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                          Hypothetical                 (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings    After Returns  Ratio=1.49%)    Investment
   ----      ----------    --------    -------------  ------------    ----------

   1         $10,000.00      $500.00    $10,500.00       $156.45      $10,343.55
   2         $10,343.55      $517.18    $10,860.73       $161.82      $10,698.90
   3         $10,689.90      $534.95    $11,233.85       $167.38      $11,066.46
   4         $11,066.46      $553.32    $11,619.79       $173.13      $11,466.65
   5         $11,446.65      $572.33    $12,018.98       $179.08      $11,839.90
   6         $11,839.90      $592.00    $12,431.90       $185.24      $12,246.66
   7         $12,246.66      $612.33    $12,858.99       $191.60      $12,667.40
   8         $12,667.40      $633.37    $13,300.77       $198.18      $13,102.58
   9         $13,102.58      $655.13    $13,757.71       $204.99      $13,552.72
   10        $13,552.72      $677.64    $14,230.36       $212.03      $14,018.33
--------------------------------------------------------------------------------
Cumulative                 $5,848.24                   $1,829.91


                      AllianceBernstein Mid-Cap Growth Fund
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                         Hypothetical                  (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings    After Returns  Ratio=1.25%)    Investment
   ----      ----------    --------    -------------  ------------    ----------

   1         $10,000.00      $500.00    $10,500.00       $131.25      $10,368.75
   2         $10,368.75      $518.44    $10,887.19       $136.09      $10,751.10
   3         $10,751.10      $537.55    $11,288.65       $141.11      $11,147.54
   4         $11,147.54      $557.38    $11,704.92       $146.31      $11,558.61
   5         $11,558.61      $577.93    $12,136.54       $151.71      $11,984.83
   6         $11,984.83      $599.24    $12,584.08       $157.30      $12,426.77
   7         $12,426.77      $621.34    $13,048.11       $163.10      $12,885.01
   8         $12,885.01      $644.25    $13,529.26       $169.12      $13,360.15
   9         $13,360.15      $668.01    $14,028.15       $175.35      $13,852.80
   10        $13,852.80      $692.64    $14,545.44       $181.82      $14,363.62
--------------------------------------------------------------------------------
Cumulative                 $5,916.78                   $1,553.15


                   AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                         Hypothetical                  (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings    After Returns  Ratio=1.60%)    Investment
   ----      ----------    --------    -------------  ------------    ----------

   1         $10,000.00      $500.00    $10,500.00       $168.00      $10,332.00
   2         $10,332.00      $516.60    $10,848.60       $173.58      $10,675.02
   3         $10,675.02      $533.75    $11,208.77       $179.34      $11,029.43
   4         $11,029.43      $551.47    $11,580.90       $185.29      $11,395.61
   5         $11,395.61      $569.78    $11,965.39       $191.45      $11,773.94
   6         $11,773.94      $588.70    $12,362.64       $197.80      $12,164.84
   7         $12,164.84      $608.24    $12,773.08       $204.37      $12,568.71
   8         $12,568.71      $628.44    $13,197.15       $211.15      $12,985.99
   9         $12,985.99      $649.30    $13,635.29       $218.16      $13,417.13
   10        $13,417.13      $670.86    $14,087.98       $225.41      $13,862.58
--------------------------------------------------------------------------------
Cumulative                 $5,817.13                   $1,954.56


                    AllianceBernstein Global Technology Fund
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                         Hypothetical                  (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings    After Returns  Ratio=1.66%)    Investment
   ----      ----------    --------    -------------  ------------    ----------

   1         $10,000.00      $500.00    $10,500.00       $174.30      $10,325.70
   2         $10,325.70      $518.29    $10,841.99       $179.98      $10,662.01
   3         $10,662.01      $533.10    $11,195.11       $185.84      $11,009.27
   4         $11,009.27      $550.46    $11,559.73       $191.89      $11,367.84
   5         $11,367.84      $568.39    $11,936.23       $198.14      $11,738.09
   6         $11,738.09      $586.90    $12,325.00       $204.59      $12,120.40
   7         $12,120.40      $606.02    $12,726.42       $211.26      $12,515.16
   8         $12,515.16      $625.76    $13,140.92       $218.14      $12,922.78
   9         $12,922.78      $646.14    $13,568.92       $225.24      $13,343.68
   10        $13,343.68      $667.18    $14,010.86       $232.58      $13,778.28
--------------------------------------------------------------------------------
Cumulative                 $5,800.25                   $2,021.97


                    AllianceBernstein Global Health Care Fund
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                         Hypothetical                  (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings    After Returns  Ratio=1.80%)    Investment
   ----      ----------    --------    -------------  ------------    ----------

   1         $10,000.00      $500.00    $10,500.00       $189.00      $10,311.00
   2         $10,311.00      $515.55    $10,826.55       $194.88      $10,631.67
   3         $10,631.67      $531.58    $11,163.26       $200.94      $10,962.32
   4         $10,962.32      $548.12    $11,510.43       $207.19      $11,303.25
   5         $11,303.25      $566.16    $11,868.41       $213.63      $11,654.78
   6         $11,654.78      $582.74    $12,237.51       $220.28      $12,017.24
   7         $12,017.24      $600.86    $12,618.10       $227.13      $12,390.98
   8         $12,390.98      $619.55    $13,010.52       $234.19      $12,776.34
   9         $12,776.34      $638.82    $13,415.15       $241.47      $13,173.68
   10        $13,173.68      $658.68    $13,832.36       $248.98      $13,583.38
--------------------------------------------------------------------------------
Cumulative                 $5,761.06                   $2,177.68


                  AllianceBernstein Global Research Growth Fund
--------------------------------------------------------------------------------

                                                     Hypothetical
                                                       Expenses
                         Hypothetical                  (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense          Ending
   Year      Investment    Earnings    After Returns  Ratio=1.50%)    Investment
   ----      ----------    --------    -------------  ------------    ----------

   1         $10,000.00      $500.00    $10,500.00       $157.50      $10,342.50
   2         $10,342.50      $517.13    $10,859.63       $162.89      $10,896.73
   3         $10,696.73      $534.84    $11,231.57       $168.47      $11,063.09
   4         $11,063.09      $553.15    $11,616.25       $174.24      $11,442.00
   5         $11,442.00      $572.10    $12,014.10       $180.21      $11,833.89
   6         $11,833.89      $591.69    $12,425.59       $186.38      $12,239.20
   7         $12,239.20      $611.96    $12,851.16       $192.77      $12,658.40
   8         $12,658.40      $632.92    $13,291.32       $199.37      $13,091.95
   9         $13,091.95      $654.60    $13,746.54       $206.20      $13,540.35
   10        $13,540.35      $677.02    $14,217.36       $213.26      $14,004.10
--------------------------------------------------------------------------------
Cumulative                 $5,845.41                   $1,841.30


                   AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------
                                                     Hypothetical
                                                       Expenses
                         Hypothetical                  (Current     Hypothetical
            Hypothetical  Performance   Investment     Expense         Ending
   Year      Investment    Earnings    After Returns   Ratio=1.57%)   Investment
   ----      ----------    --------    -------------   ------------   ----------

   1         $10,000.00      $500.00    $10,500.00       $164.85      $10,335.15
   2         $10,336.15      $516.76    $10,851.91       $170.37      $10,681.53
   3         $10,581.53      $534.08    $11,215.61       $176.09      $11,039.52
   4         $11,039.52      $551.98    $11,591.50       $181.99      $11,409.51
   5         $11,409.51      $570.48    $11,979.99       $188.09      $11,791.90
   6         $11,791.90      $589.60    $12,381.50       $194.39      $12,187.11
   7         $12,187.11      $609.36    $12,796.46       $200.90      $12,595.56
   8         $12,595.56      $629.78    $13,225.34       $207.64      $13,017.70
   9         $13,017.70      $650.89    $13,668.59       $214.60      $13,453.99
   10        $13,453.99      $672.70    $14,126.69       $221.79      $13,904.90
--------------------------------------------------------------------------------
Cumulative                 $5,825.60                   $1,920.70

The following information replaces the advisory fee information in the second paragraph in the Funds' Prospectus under the heading "Management of the Funds - Investment Adviser."

                                     Fee as a percentage of            Fiscal
Fund                                average daily net assets*       Year Ending
----                                -------------------------       -----------

AllianceBernstein Large Cap
   Growth Fund                                 .70%                     7/31/05
AllianceBernstein Growth
   Fund                                        .75%                     7/31/05
AllianceBernstein Mid-Cap
   Growth Fund                                 .71%                     7/31/05
AllianceBernstein Small Cap
   Growth Portfolio                            .75%                     7/31/05
AllianceBernstein Global
   Technology Fund                             .73%                     7/31/05
AllianceBernstein Global Health
   Care Fund                                   .75%                     6/30/05
AllianceBernstein Global
   Research Growth Fund                          0%                     6/30/05
AllianceBernstein International
   Growth Fund                                 .75%                     6/30/05

----------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

The following information is added to the Funds' Prospectus after the advisory fee information in the second paragraph under the heading "Management of the Funds - Investment Adviser."

Except for AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, a discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ending shown in the table above. With respect to AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Technology Fund and AllianceBernstein Global Research Growth Fund, this discussion is available in the Fund's statement of Additional Information.

The following information replaces the information in the Funds' Prospectus under the heading "Management of the Funds - Portfolio Managers."

PORTFOLIO MANAGERS

The day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund's portfolio are made by the Adviser's Large Cap Growth Investment Team. The Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including stock selection for the Fund, Mr. Thomas G. Kamp, a member of the Adviser's Large Cap Growth Investment Team, is primarily responsible for day-to-day management of the Fund's portfolio (since 2003). Mr. Kamp is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, with which he has been associated in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Fund's portfolio are made by Mr. Alan Levi, Senior Vice President of ACMC. Mr. Levi is a member of the Adviser's MultiCap Growth Team that collaborates actively on the management of the Adviser's MultiCap portfolios. In addition, Mr. Levi relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Levi has been responsible for the Fund's investments since 2000, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Mid-Cap Growth Fund's portfolio are made by Ms. Catherine Wood, Senior Vice President of ACMC. Ms. Wood has been responsible for the Fund's investments since 2002, and has been with the firm for four years. Prior thereto, Ms. Wood was a general partner and portfolio manager with Tupelo Capital Management. Ms. Wood relies on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by Alliance's team of Small Cap Growth research sector heads (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the AllianceBernstein Small Cap Growth Portfolio, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:

                                     Principal Occupation During
Employee; Year; Title                the Past Five (5) Years
---------------------                -----------------------

Bruce K. Aronow; since 1999;         Senior Vice President of ACMC with which
Senior Vice President of ACMC        he has been associated in a substantially
                                     similar capacity to his current position since prior to 2000.

Kumar Kirpalani; since 2004;         Vice President of ACMC with which he has
Vice President of ACMC               been associated in a substantially similar
                                     capacity to his current position since
                                     prior to 2000.

Samantha Lau; since 2004;            Vice President of ACMC with which she has
Vice President of ACMC               been associated in a substantially similar
                                     capacity to her current position since
                                     prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Technology Fund's portfolio are made by Ms. Janet Walsh, Senior Vice President of ACMC. Ms. Walsh is a member of the Adviser's Global Technology Research Team that collaborates actively on the management of the Adviser's technology portfolios. In addition, Ms. Walsh relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Ms. Walsh has been responsible for the Fund's investments since 2003, and has been with the firm in a substantially similar capacity to her current position since prior to 2000.

The day-to-day management of and investment decisions for the AllianceBernstein Global Health Care Fund's portfolio are made by Mr. Norman Fidel, Senior Vice President of ACMC. Mr. Fidel is a member of the Adviser's Global Heath Care Research Team that collaborates actively on the management of the Adviser's health care portfolios. In addition, Mr. Fidel relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. Mr. Fidel has been responsible for the Fund's investments since the Fund's inception, and has been with the firm in a substantially similar capacity to his current position since prior to 2000.

The day-to-day management and investment decisions for the AllianceBernstein Global Research Growth Fund are made by the Adviser's Global Research Growth research sector heads, with oversight by the Adviser's Global Research Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a research sector head for that sector. The research sector heads rely heavily on the fundamental analysis and research of the Adviser's industry-focused equity analysts in the U.S. and abroad.

Alliance's Global Research Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Research Growth research sector heads, is responsible for determining the market sectors into which the Fund's assets are invested and the percentage allocation into each sector.

The following table lists the research sector heads with the responsibility for the day-to-day management of the AllianceBernstein Global Research Growth Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                        Principal Occupation During
Employee; Year; Title                   the Past Five (5) Years
---------------------                   -----------------------

Norman M. Fidel; since inception;       Senior Vice President of ACMC with
Senior Vice President of ACMC           which he has been associated in a
                                        substantially similar capacity to his
                                        current position since prior to 2000.

Jane E. Schneirov; since inception;     Senior Vice President of ACMC with
Senior Vice President of ACMC           which she has been associated in a
                                        substantially similar capacity to her
                                        current position since prior to 2000.

Gina M. Griffin; since inception;       Senior Vice President of ACMC with
Senior Vice President of ACMC           which she has been associated in a
                                        substantially similar capacity to her
                                        current position since prior to 2000.

Janet A. Walsh; since inception;        Senior Vice President of ACMC with
Senior Vice President of ACMC           which she has been associated in a
                                        substantially similar capacity to her
                                        current position since prior to 2000.

Thomas A. Schmitt; since inception;     Senior Vice President of ACMC with
Senior Vice President of ACMC           which he has been associated in a
                                        substantially similar capacity to his
                                        current position since prior to 2000.

Francis X. Suozzo; since inception;     Senior Vice President of ACMC with
Senior Vice President of ACMC           which he has been associated in a
                                        substantially similar capacity to his
                                        current position since prior to 2000.

The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Fund Management Team, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                        Principal Occupation During
Employee; Year; Title                   the Past Five (5) Years
---------------------                   -----------------------

Gaiti Ali; since May 2005; Senior       Senior Vice President of ACMC with
Vice President of ACMC; Global          which she has been associated in a
Emerging Growth Investment Team         substantially similar capacity to her
                                        current position since prior to 2000.

Edward Baker III; since 2002;           Senior Vice President and Chief
Senior Vice President of ACMC;          Investment Officer-Emerging Markets of
Global Emerging Growth Investment       ACMC with which he has been associated
Team                                    in a substantially similar capacity to
                                        his current position since prior to
                                        2000.

Michael Levy; since 2003; Senior        Senior Vice President of ACMC with
Vice President of ACMC; Global          which he has been associated in a
Emerging Growth Investment Team         substantially similar capacity to his
                                        current position since prior to 2000.

Paul Rissman; since May 2005;           Executive Vice President of ACMC with
Executive Vice President of ACMC;       which he has been associated in a
International Large Cap Growth          substantially similar capacity to his
Investment Team                         current position since prior to 2000.

Christopher Toub; since May 2005;       Executive Vice President of ACMC with
Executive Vice President of ACMC;       which he has been associated in a
International Large Cap Growth          substantially similar capacity to his
Investment Team                         current position since prior to 2000.

Stephen Beinhacker; since May 2005;     Senior Vice President of ACMC with
Senior Vice President of ACMC;          which he has been associated in a
International Large Cap Growth          substantially similar capacity to his
Investment Team                         current position since prior to 2000.

James Pang; since May 2005; Senior      Senior Vice President of ACMC with
Vice President of ACMC;                 which he has been associated in a
International Large Cap Growth          substantially similar capacity to his
Investment Team                         current position since prior to 2000.

Robert Scheetz; since May 2005;         Senior Vice President of ACMC with
Senior Vice President of ACMC;          which he has been associated in a
International Large Cap Growth          substantially similar capacity to his
Investment Team                         current position since prior to 2000.

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

The following information replaces the second paragraph in the Funds' Prospectus under the heading "Management of the Funds - Performance of Similarly Managed Accounts."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which the Large Cap growth Team has managed the Historical Portfolios. As of June 30, 2005, the assets in the Historical Portfolios totaled approximately $17,920.4 million from 143 accounts. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The following information replaces the eighth paragraph and the "Average Annual Total Returns" in the Funds' Prospectus under the heading "Management of the Funds - Performance of Similarly Managed Accounts."

The average annual total returns presented below are based upon the cumulative total return as of June 30, 2005 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                                       Large Cap
                   Large Cap         Growth Fund
                  Growth Fund        (Class A with     Historical      S&P 500     Russell 1000(R)
                 (Class A at NAV)      Sales Load)     Portfolios       Index       Growth Index
                 ----------------      -----------     ----------       -----       ------------
One year              3.84%              -0.55%           4.23%         6.32%          1.68%
Three years           4.39%               2.88%           5.64%         8.28%          7.26%
Five years          -12.13%             -12.89%          -8.86%        -2.37%        -10.36%
Ten years             6.87%               6.41%           9.67%         9.94%          7.40%

The following information replaces the "Financial Highlights" table in the Funds' Prospectus.


                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Large Cap Growth Fund
Class A
Year ended 7/31/05......      $16.28      $(.14)(b)   $3.01           $2.87     $0.00         $0.00         $0.00        $0.00
Year ended 7/31/04......       15.58       (.15)(f)     .85             .70      0.00          0.00          0.00         0.00
12/1/02 to 7/31/03+.....       15.07       (.10)        .61             .51      0.00          0.00          0.00         0.00
Year ended 11/30/02.....       20.24       (.19)      (4.98)          (5.17)     0.00          0.00          0.00         0.00
Year ended 11/30/01.....       29.51       (.19)      (6.43)          (6.62)     0.00          0.00          0.00        (2.38)
Year ended 11/30/00.....       35.82       (.26)      (3.69)          (3.95)     0.00          0.00          0.00        (2.36)

Class R
Year ended 7/31/05......      $16.25      $(.17)(b)   $3.02           $2.85     $0.00         $0.00         $0.00        $0.00
11/03/03+++ to 7/31/04..       16.59       (.20)(f)    (.14)           (.34)     0.00          0.00          0.00         0.00

Class K
3/1/05+++ to 7/31/05....      $17.63      $(.04)      $1.60           $1.56     $0.00         $0.00         $0.00        $0.00

Class I
3/1/05+++ to 7/31/05....      $17.63      $(.02)      $1.59           $1.57     $0.00         $0.00         $0.00        $0.00



                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 7/31/05......      $0.00      $0.00          $19.15      17.63%    $1,348,678   1.50%(d)       (.82)%(b)     56%
Year ended 7/31/04......       0.00       0.00           16.28       4.49      1,550,292   1.58(d)        (.90)(f)      61
12/1/02 to 7/31/03+.....       0.00       0.00           15.58       3.38      1,757,243   1.89*         (1.08)*        60
Year ended 11/30/02.....       0.00       0.00           15.07     (25.54)     2,098,623   1.73          (1.09)         93
Year ended 11/30/01.....       (.27)     (2.65)          20.24     (24.90)     3,556,040   1.53           (.83)        135
Year ended 11/30/00.....       0.00      (2.36)          29.51     (11.91)     4,817,131   1.44           (.71)        125

Class R
Year ended 7/31/05......      $0.00      $0.00          $19.10      17.54%       $107      1.59%(d)       (.90)%(b)     56%
11/03/03+++ to 7/31/04..       0.00       0.00           16.25      (2.05)         10      1.70*(d)      (1.08)*(f)     61

Class K
3/1/05+++ to 7/31/05....      $0.00      $0.00          $19.19       8.85%        $11      1.03%*         (.48)%*       56%

Class I
3/1/05+++ to 7/31/05....      $0.00      $0.00          $19.20       8.90%        $11       .83%*         (.27)%*       56%



                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Growth Fund
Class A
Year ended 7/31/05....        $29.05     $(.32)        $6.94         $6.62      $0.00        $0.00        $0.00         $0.00
Year ended 7/31/04....         26.18      (.31)(f)      3.18          2.87       0.00         0.00         0.00          0.00
11/1/02 to 7/31/03+...         22.56      (.21)         3.83          3.62       0.00         0.00         0.00          0.00
Year ended 10/31/02...         27.40      (.28)        (4.56)        (4.84)      0.00         0.00         0.00          0.00
Year ended 10/31/01...         52.42      (.22)       (19.10)       (19.32)      0.00         0.00         0.00         (5.70)
Year ended 10/31/00...         56.32      (.17)         3.71          3.54       0.00         0.00         0.00         (7.44)

Class R
3/1/05+++ to 7/31/05..        $32.88     $(.11)        $2.92         $2.81      $0.00        $0.00        $0.00         $0.00

Class K
3/1/05+++ to 7/31/05..        $32.88     $(.08)        $2.92         $2.84      $0.00        $0.00        $0.00         $0.00

Class I
3/1/05+++ to 7/31/05..        $32.88     $(.05)        $2.93         $2.88      $0.00        $0.00        $0.00         $0.00




                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 7/31/05....    $0.00            $0.00        $35.67      22.79%   $1,081,725      1.49%       (1.02)%         41%
Year ended 7/31/04....     0.00             0.00         29.05      10.96       951,903      1.51(d)     (1.05)(f)       53
11/1/02 to 7/31/03+...     0.00             0.00         26.18      16.05       835,657      1.66*       (1.18)*         29
Year ended 10/31/02...     0.00             0.00         22.56     (17.66)      715,438      1.49        (1.04)          41
Year ended 10/31/01...     0.00            (5.70)        27.40     (40.50)      874,604      1.28         (.61)         115
Year ended 10/31/00...     0.00            (7.44)        52.42       5.96     1,656,689      1.14         (.30)          58

Class R
3/1/05+++ to 7/31/05..    $0.00            $0.00        $35.69       8.55%          $32      1.41%        (.89)%         41%

Class K
3/1/05+++ to 7/31/05..    $0.00            $0.00        $35.72       8.64%          $11      1.09%        (.62)%         41%

Class I
3/1/05+++ to 7/31/05..    $0.00            $0.00        $35.76       8.76%          $11       .86%        (.39)%         41%




                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Mid-Cap Growth Fund
Class A
Year ended 7/31/05.....      $5.38      $(.05)      $1.12             $1.07     $0.00        $0.00         $0.00        $0.00
Year ended 7/31/04.....       4.46       (.06)(f)     .98               .92      0.00         0.00          0.00         0.00
12/1/02 to 7/31/03+....       3.70       (.03)        .79               .76      0.00         0.00          0.00         0.00
Year ended 11/30/02....       4.79       (.04)      (1.05)            (1.09)     0.00         0.00          0.00         0.00
Year ended 11/30/01....       5.83       (.04)       (.71)             (.75)     0.00         0.00          0.00         (.29)
Year ended 11/30/00....       7.55       (.04)      (1.04)            (1.08)     0.00         0.00          0.00         (.64)

Class R
3/1/05+++ to 7/31/05...      $6.05      $(.02)       $.42              $.40     $0.00        $0.00         $0.00        $0.00

Class K
3/1/05+++ to  7/31/05..      $6.05      $(.01)       $.41              $.40     $0.00        $0.00         $0.00        $0.00

Class I
3/1/05+++ to  7/31/05..      $6.05      $(.01)       $.42              $.41     $0.00        $0.00         $0.00        $0.00



                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 7/31/05....    $0.00          $0.00          $6.45      19.89%     $653,612      1.25%       (.88)%           88%
Year ended 7/31/04....     0.00           0.00           5.38      20.63       610,854      1.25(d)    (1.06)(f)        135
12/1/02 to 7/31/03+...     0.00           0.00           4.46      20.54       540,843      1.45*      (1.11)*           75
Year ended 11/30/02...     0.00           0.00           3.70     (22.76)      469,570      1.34       (1.03)           183
Year ended 11/30/01...     0.00           (.29)          4.79     (13.64)      686,445      1.22        (.69)           226
Year ended 11/30/00...     0.00           (.64)          5.83     (15.73)      856,956      1.04        (.55)            86

Class R
3/1/05+++ to 7/31/05..    $0.00          $0.00          $6.45       6.61%          $11      1.42%       (.86)%           88%

Class K
3/1/05+++ to 7/31/05..    $0.00          $0.00          $6.45       6.61%          $11      1.14%       (.58)%           88%

Class I
3/1/05+++ to 7/31/05..    $0.00          $0.00          $6.46       6.78%          $11       .92%       (.35)%           88%



                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Small Cap Growth
Portfolio
Class A
Year ended 7/31/05....      $19.70      $(.30)(b)    $4.45           $4.15      $0.00        $0.00        $0.00         $0.00
Year ended 7/31/04....       17.30       (.33)(f)     2.73            2.40       0.00         0.00         0.00          0.00
10/1/02 to 7/31/03+...       13.34       (.24)        4.20            3.96       0.00         0.00         0.00          0.00
Year ended 9/30/02....       16.25       (.30)       (2.61)          (2.91)      0.00         0.00         0.00          0.00
Year ended 9/30/01....       30.76       (.35)      (11.46)         (11.81)      0.00         0.00         0.00          (.72)
Year ended 9/30/00....       23.84       (.38)        7.30            6.92       0.00         0.00         0.00          0.00

Class R
3/1/05+++ to 7/31/05..      $22.88      $(.12)       $1.10            $.98      $0.00        $0.00        $0.00         $0.00

Class K
3/1/05+++ to 7/31/05..      $22.88      $(.10)       $1.11           $1.01      $0.00        $0.00        $0.00         $0.00

Class I
3/1/05+++ to 7/31/05..      $22.88      $(.06)       $1.09           $1.03      $0.00        $0.00        $0.00         $0.00




                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 7/31/05....     $0.00          $0.00         $23.85      21.07%    $207,873       1.60%(d)  (1.37)(b)%      82%
Year ended 7/31/04....      0.00           0.00          19.70      13.87      185,906       1.85(d)   (1.67)(f)       94
10/1/02 to 7/31/03+...      0.00           0.00          17.30      29.69      184,378       2.32*     (1.95)*         94
Year ended 9/30/02....      0.00           0.00          13.34     (17.91)     156,340       1.92      (1.71)          98
Year ended 9/30/01....     (1.98)         (2.70)         16.25     (41.42)     232,456       1.79      (1.58)         109
Year ended 9/30/00....      0.00           0.00          30.76      29.03      458,008       1.68(e)   (1.39)         160

Class R
3/1/05+++ to 7/31/05..     $0.00          $0.00         $23.86       4.28%         $11       1.56%*    (1.37)%*        82%

Class K
3/1/05+++ to 7/31/05..     $0.00          $0.00         $23.89       4.41%         $11       1.29%*    (1.09)%*        82%

Class I
3/1/05+++ to 7/31/05..     $0.00          $0.00         $23.91       4.50%     $19,981       1.36%*    (1.16)%*        82%




                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Global Technology Fund
Class A
Year ended 7/31/05......      $49.14     $(.34)(b)    $7.76          $7.42      $0.00        $0.00        $0.00         $0.00
Year ended 7/31/04......       47.44      (.72)(f)     2.42           1.70       0.00         0.00         0.00          0.00
12/1/02 to 7/31/03+.....       43.48      (.54)        4.50           3.96       0.00         0.00         0.00          0.00
Year ended 11/30/02.....       67.05      (.87)      (22.70)        (23.57)      0.00         0.00         0.00          0.00
Year ended 11/30/01.....       95.32      (.82)      (21.17)        (21.99)      0.00         0.00         0.00         (5.86)
Year ended 11/30/00.....      111.46     (1.35)      (10.75)        (12.10)      0.00         0.00         0.00         (4.04)

Class R
Year ended 7/31/05......      $49.08     $(.38)(b)    $7.74          $7.36      $0.00        $0.00        $0.00         $0.00
11/03/03+++ to 7/31/04..       54.17      (.77)(f)    (4.32)         (5.09)      0.00         0.00         0.00          0.00

Class K
3/1/05+++ to 7/31/05....      $54.19     $(.03)       $2.54          $2.51      $0.00        $0.00        $0.00         $0.00

Class I
3/1/05+++ to  7/31/05...      $54.19       $.02       $2.55          $2.57      $0.00        $0.00        $0.00         $0.00




                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 7/31/05......    $0.00       $0.00           $56.56      15.10%    $1,067,072     1.66%(d)    (.65)%(b)        80%
Year ended 7/31/04......     0.00        0.00            49.14       3.58      1,112,174     1.65(d)    (1.36)(f)         80
12/1/02 to 7/31/03+.....     0.00        0.00            47.44       9.11      1,186,488     2.24*      (1.95)*          127
Year ended 11/30/02.....     0.00        0.00            43.48     (35.15)     1,096,744     1.85       (1.64)           117
Year ended 11/30/01.....     (.42)      (6.28)           67.05     (24.90)     1,926,473     1.58       (1.08)            55
Year ended 11/30/00.....     0.00       (4.04)           95.32     (11.48)     2,650,904     1.50        (.98)            46

Class R
Year ended 7/31/05......    $0.00       $0.00           $56.44      15.00%          $74      1.71%(d)    (.70)%(b)        80%
11/03/03+++ to 7/31/04..     0.00        0.00            49.08      (9.40)           23      1.73(d)    (1.42)*(f)         80

Class K
3/1/05+++ to 7/31/05....    $0.00       $0.00           $56.70       4.63%          $11      1.05%*      (.15)%*          80%

Class I
3/1/05+++ to 6/30/05....    $0.00       $0.00           $56.76       4.75%          $10       .81%*        10%*           80%



                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Global Health Care Fund
Class A
Year ended 6/30/05....       $11.63       $(.13)(b)    $.89          $.76        $0.00         $0.00       $0.00         $0.00
Year ended 6/30/04....        10.37        (.12)(f)    1.38          1.26         0.00          0.00        0.00          0.00
Year ended 6/30/03....         9.86        (.10)        .61           .51         0.00          0.00        0.00          0.00
Year ended 6/30/02....        11.20        (.12)      (1.22)        (1.34)        0.00          0.00        0.00          0.00
Year ended 6/30/01....        12.40        (.11)      (1.00)        (1.11)        0.00          0.00        0.00          (.08)

Class R
3/1/05+++ to 6/30/05..       $11.54       $(.02)       $.87          $.85        $0.00         $0.00       $0.00         $0.00

Class K
3/1/05+++ to 6/30/05..       $11.54       $(.01)       $.87          $.86        $0.00         $0.00       $0.00         $0.00

Class I
3/1/05+++ to 6/30/05..       $11.54       $0.00(g)     $.87          $.87        $0.00         $0.00       $0.00         $0.00



                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 6/30/05.....     $0.00        $0.00           $12.39       6.54%    $46,505      1.80%(d)     (1.10)%(b)     30%
Year ended 6/30/04.....      0.00         0.00            11.63      12.15      55,079      1.82(d)      (1.07)(f)      34
Year ended 6/30/03.....      0.00         0.00            10.37       5.17      56,077      2.06         (1.12)          8
Year ended 6/30/02.....      0.00         0.00             9.86     (11.96)     63,973      1.85         (1.13)          9
Year ended 6/30/01.....      (.01)        (.09)           11.20      (9.10)     76,827      1.73          (.90)          8

Class R
3/1/05+++ to 6/30//05..     $0.00        $0.00           $12.39       7.37%        $11      1.70%*        (.48)%*       30%

Class K
3/1/05+++ to 6/30//05..     $0.00        $0.00           $12.40       7.45%        $11      1.44%*        (.22)%*       30%

Class I
3/1/05+++ to 6/30//05..     $0.00        $0.00           $12.41       7.54%        $11      1.16%*         .06%*        30%




                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
Global Research
Growth Fund
Class A
Year ended 6/30/05....       $13.23      $(.02)(b)      $1.35       $1.33       $0.00(g)     $0.00          $0.00         $(.09)
Year ended 6/30/04....        11.33       (.01)(f)       2.68        2.67        (.01)        0.00           0.00          (.76)
7/22/02++ 6/30/03.....        10.00       (.01)(f)       1.34        1.33        0.00         0.00           0.00          0.00

Class R
9/1/04+++ to 6/30/05..       $12.72      $(.04)(b)      $1.85       $1.81       $0.00        $0.00          $0.00         $(.09)

Class K
3/1/05+++ to 6/30/05..       $14.52       $.03(b)       $(.08)      $(.05)      $0.00        $0.00          $0.00         $0.00

Class I
3/1/05+++ to 6/30/05..       $14.52       $.04(b)       $(.08)      $(.04)      $0.00        $0.00          $0.00         $0.00




                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(c)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 6/30/05....     $0.00        $(.09)           $14.47      10.06%   $33,944        1.50%(d)     (.15)%(b)      66%
Year ended 6/30/04....      0.00         (.77)            13.23      23.86     20,562        1.50(d)      (.16)(f)       85
7/22/02++ 6/30/03.....      0.00         0.00             11.33      13.30          1        1.70*(d)     (.07)(f)       62

Class R
9/1/04+++ to 6/30/05..     $0.00        $(.09)           $14.44      14.22%        $6        1.70%(d)     (.31)%(b)      66%

Class K
3/1/05+++ to 6/30/05..     $0.00        $0.00            $14.47       (.34)%      $10        1.45%(d)      .54%(b)       66%

Class I
3/1/05+++ to 6/30/05..     $0.00        $0.00            $14.48       (.28)%      $10        1.20%(d)      .79%(b)       66%





                                     Income from Investment Operations                  Less Dividends and Distributions
                                     ---------------------------------                  --------------------------------

                                                     Net Gains
                                                     or Losses
                                                     on
                                                     Investments                             Distributions
                            Net Asset    Net         (both                      Dividends    in Excess
                            Value,       Investment  realized      Total from   from Net     of Net         Tax        Distributions
                            Beginning    Income      and           Investment   Investment   Investment    Return          from
Fiscal Year or Period       of Period    (Loss)(a)   unrealized)   Operations   Income       Income       of Capital   Capital Gains
---------------------       ---------    ---------   -----------   ----------   ------       ------       ----------   -------------
AllianceBernstein
International Growth
Fund
Class A
Year ended 6/30/05....       $11.15       $.15(b)    $2.46          $2.61       $(.04)      $0.00         $0.00          $0.00
Year ended 6/30/04....         8.38        .05(f)     2.76           2.81        (.04)       0.00          0.00           0.00
Year ended 6/30/03....         8.19        .02         .17            .19        0.00        0.00          0.00           0.00
Year ended 6/30/02....         8.76       (.03)       (.54)          (.57)       0.00        0.00          0.00           0.00
Year ended 6/30/01....        13.57        .02       (3.45)         (3.43)       0.00        0.00          0.00          (1.37)

Class R
3/1/05+++ to 6/30/05..       $14.08       $.12       $(.48)         $(.36)      $0.00       $0.00         $0.00          $0.00

Class K
3/1/05+++ to 6/30/05..       $14.08       $.13       $(.48)         $(.35)      $0.00       $0.00         $0.00          $0.00

Class I
3/1/05+++ to 6/30/05..       $14.08       $.14       $(.48)         $(.34)      $0.00       $0.00         $0.00          $0.00




                         Less Distributions                                             Ratios/Supplemental Data
                         ------------------                                             ------------------------

                                                                               Net
                                                         Net                   Assets,
                                         Total           Asset                 End of      Ratio of      Ratio of Net
                         Distributions   Dividends       Value,                Period      Expenses      Income (Loss)  Portfolio
                         in Excess of    and             End of     Total      (000's      to Average    to Average     Turnover
Fiscal Year or Period    Capital Gains   Distributions   Period    Return(d)   omitted)    Net Assets    Net Assets     Rate
---------------------    -------------   -------------   ------    ---------   --------    ----------    ----------     ----
Class A
Year ended 6/30/05....    $0.00           $(.04)        $13.72       23.44%   $310,073       1.57%(d)     1.17%(b)       47%
Year ended 6/30/04....     0.00            (.04)         11.15       33.57     202,899       1.89(d)       .49(f)        50
Year ended 6/30/03....     0.00            0.00           8.38        2.32     163,406       2.29          .23           29
Year ended 6/30/02....     0.00            0.00           8.19       (6.51)    183,160       2.10         (.40)          43
Year ended 6/30/01....     (.01)          (1.38)          8.76      (26.81)    245,873       1.81          .14           42

Class R
3/1/05+++ to 6/30/05..    $0.00           $0.00         $13.72       (2.56)%       $10       1.58%*       2.59%*         47%

Class K
3/1/05+++ to 6/30/05..    $0.00           $0.00         $13.73       (2.49)%       $10       1.32%*       2.85%*         47%

Class I
3/1/05+++ to 6/30/05..    $0.00           $0.00         $13.74       (2.41)%       $10       1.04%*       3.13%*         47%

--------
+    Change in fiscal year end.
++   Commencement of operations.

+++  Commencement of distributions.
*    Annualized.
(a)  Based on average shares outstanding.
(b)  Net of expenses waived/reimbursed by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:


                      2000      2001       2002     2003        2004      2005
                      ----      ----       ----     ----        ----      ----
AllianceBernstein
Large Cap Growth
Fund
Class A                --        --         --       --         1.76%     1.53%
Class R                --        --         --       --         1.95%     1.62%
Class K                --        --         --       --           --      1.03%*
Class I                --        --         --       --           --       .83%*


                      2000      2001       2002     2003        2004      2005
                      ----      ----       ----     ----        ----      ----
AllianceBernstein
Growth Fund
Class A                --        --         --       --        1.52%        --
Class R                --        --         --       --          --         --
Class K                --        --         --       --          --         --
Class I                --        --         --       --          --         --

                      2000      2001       2002     2003        2004      2005
                      ----      ----       ----     ----        ----      ----
AllianceBernstein
Mid-Cap Growth
Fund
Class A               --         --         --       --         1.26%       --
Class R               --         --         --       --           --        --
Class K               --         --         --       --           --        --
Class I               --         --         --       --           --        --

                      2000      2001       2002     2003        2004      2005
                      ----      ----       ----     ----        ----      ----
AllianceBernstein
Small Cap
Growth Portfolio
Class A               --         --         --       --        2.01%      1.63%
Class R               --         --         --       --          --         --
Class K               --         --         --       --          --         --
Class I               --         --         --       --          --         --

                      2000      2001       2002     2003        2004      2005
                      ----      ----       ----     ----        ----      ----
AllianceBernstein
Global
Technology Fund
Class A               --         --         --       --         1.81%     1.68%
Class R               --         --         --       --         1.97%*    1.74%
Class K               --         --         --       --           --        --
Class I               --         --         --       --           --        --

                                2001       2002     2003        2004      2005
                                ----       ----     ----        ----      ----
AllianceBernstein
Global Health
Care Fund
Class A                          --         --       --        1.93%      1.84%
Class R                          --         --       --          --         --
Class K                          --         --       --          --         --
Class I                          --         --       --          --         --

                     2001       2001       2002     2003        2004       2005
                     ----       ----       ----     ----        ----       ----
AllianceBernstein
Global Research
Growth Fund
Class A               --         --         --      19.19%*      7.68%    2.51%
Class R               --         --         --       --          --       2.76%*
Class K               --         --         --       --          --       3.10%*
Class I               --         --         --       --          --       2.85%*

                                2001       2002     2003        2004      2005
                                ----       ----     ----        ----      ----
AllianceBernstein
International
Growth Fund
Class A                          --         --       --         2.04%      --
Class R                          --         --       --          --        --
Class K                          --         --       --          --        --
Class I                          --         --       --          --        --

(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:
     AllianceBernstein        2000
     Small Cap Growth
     Portfolio
     Class A                  1.67%


(f)  Net of expenses waived/reimbursed by the Adviser and the transfer agent.

(g)  Amount is less than $.005.


For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus for future reference.

------------
(R) This mark is used under license from the owner, Alliance Capital Management L.P.

[LOGO]                                         THE ALLIANCEBERNSTEIN PORTFOLIOS
                                                  AllianceBernstein Growth Fund
------------------------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618
------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2005

------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Fund's current prospectus dated November 1, 2004 (as amended November 1, 2005) that offers Class A, Class B, Class C and Advisor Class shares, and the current prospectus dated March 1, 2005 (as amended November 1, 2005) that offers Class A, Class R, Class K and Class I shares (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Fund for the year ended July 31, 2005 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and the annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone numbers shown above.

                                TABLE OF CONTENTS
                                -----------------
                                                                         Page
                                                                         ----

Investment Policies and Restrictions.......................................
Additional Investment Techniques of the Fund...............................
Investment Restrictions....................................................
Management of the Fund.....................................................
Portfolio Transactions.....................................................
Expenses of the Fund.......................................................
Purchase of Shares.........................................................
Redemption and Repurchase of Shares........................................
Shareholder Services.......................................................
Net Asset Value............................................................
Dividends, Distributions and Taxes.........................................

General Information........................................................
Financial Statements and Report of Independent
Registered Public Accounting Firm..........................................
Appendix A:  Description of Corporate Bond Ratings.........................A-1
Appendix B:  Statement of Policies and Procedures for
Voting Proxies.............................................................B-1

----------------------------------

(R): This mark is used under license from the owner, Alliance Capital Management L.P.

------------------------------------------------------------------------------

                      INVESTMENT POLICIES AND RESTRICTIONS
------------------------------------------------------------------------------

          The AllianceBernstein Portfolios (the "Trust") is a diversified, open-end investment company. The Fund is diversified and, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not change this policy without a shareholder vote. The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectuses regarding the AllianceBernstein Growth Fund (the "Fund"), a series of the Trust.

Investment Policies of the Fund
-------------------------------

          General. The Fund invests primarily in common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants convertible into common stocks. Because the values of fixed-income securities are expected to vary inversely with changes in interest rates generally, when Alliance Capital Management L.P. (the "Adviser" or "Alliance") expects a general decline in interest rates the Fund may also invest for capital growth in fixed-income securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated at the time of purchase below investment grade, that is, securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch") or in unrated fixed-income securities determined by the Adviser to be of comparable quality. For a description of the ratings referred to above, see Appendix A to this SAI. For temporary defensive purposes, the Fund may invest in money market instruments. All references to the Fund's net assets in this SAI refer to net assets including any borrowings for investment purposes.

          High-Yield Securities. The Fund may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, or, if unrated, judged by the Adviser to be of comparable quality ("High-Yield Securities"). The Fund will generally invest in securities with a minimum rating of Caa- by Moody's or CCC- by S&P or Fitch or in unrated securities judged by the Adviser to be of comparable quality. However, from time to time, the Fund may invest in securities rated in the lowest grades of Moody's (C), S&P (D) or Fitch (D) or in unrated securities judged by the Adviser to be of comparable quality, if the Fund's management determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P or Fitch are in default. During the fiscal year ended July 31, 2004, the Fund did not invest in any High-Yield Securities.

          As with other fixed-income securities, High-Yield Securities are subject to credit risk and market risk and their yields may fluctuate. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. High-Yield Securities are subject to greater credit risk (and potentially greater incidences of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of High-Yield Securities may be diminished by adverse publicity and investor perceptions.

          Because High-Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value ("NAV"). Also, because the market for certain High-Yield Securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates. In addition, under such circumstances the values of such securities may be more volatile.

          Some High-Yield Securities in which the Fund may invest may be subject to redemption or call provisions. Such provisions may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

          The credit ratings issued by Moody's, S&P and Fitch, a description of which is included as Appendix A to this SAI, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of High-Yield Securities. When the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in higher-rated securities.

          In the event that the credit rating of a High-Yield Security held by the Fund falls below its rating at the time of purchase (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated since purchased by the Fund), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate in the circumstances.

          Securities rated Baa by Moody's or BBB by S&P or Fitch or judged by the Adviser to be of comparable quality share some of the speculative characteristics of High-Yield Securities described above.

          Convertible Securities. The Fund may invest in convertible securities. These securities normally provide a yield that is higher than that of the underlying stock but lower than that of a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock, although under some market conditions the higher yield of the convertible security tends to make it less volatile than the underlying common stock. In addition, the price of the convertible security will generally also vary inversely to some degree with interest rates. Convertible debt securities that are rated below BBB by S&P or Fitch, or Baa by Moody's or comparable unrated securities as determined by the Adviser may share some or all of the risks of High-Yield Securities. For a description of these risks, see "High-Yield Securities" above.

          Zero-Coupon and Payment-in-Kind Bonds. The Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

          Foreign Currency Exchange Transactions. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Adviser expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

          The Fund may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

          If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

          For transaction hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

          The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

          The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund.

------------------------------------------------------------------------------

                  ADDITIONAL INVESTMENT TECHNIQUES OF THE FUND
------------------------------------------------------------------------------

Repurchase Agreements
---------------------

          The repurchase agreements referenced in the Fund's Prospectus are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security. The value of the purchased security is initially greater than or equal to the amount of the repurchase obligation, and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible disposition in the market. However, the Fund may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reduced levels of income and lack of access to income and (c) possible inability to enforce its rights.

Non-Publicly Traded Securities
------------------------------

          The Fund may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"), as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, the Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of the Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of net assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of the Fund's investment in Rule 144A Securities.

Foreign Securities
------------------

          The Fund may invest without limit in securities of foreign issuers which are not publicly traded in the United States. Investment in foreign issuers or securities principally traded outside the United States may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and foreign securities markets may be subject to less regulation than U.S. securities markets. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in these countries. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities abroad) and expenses not present in the settlement of domestic investments. The Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks noted above are generally increased with respect to these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade in limited volume. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss.

          The value of foreign investments as measured in U.S. dollars will rise or fall because of decreases or increases, respectively, in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Fund may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments.

Descriptions of Certain Money Market Securities in
Which the Fund May Invest
-------------------------

          Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

          Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

          Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

          Commercial Paper. Commercial paper consists of short- term (usually from 1 to 270 days) unsecured promissory notes issued in order to finance current operations.

          Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P or Fitch.

Asset-Backed Securities
-----------------------

          The Fund may invest in asset-backed securities (unrelated to first mortgage loans) which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as certificates for automobile receivables or "CARS") and unsecured (such as credit card receivable securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

          Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying sales contracts or receivables are not realized by the trust holding the obligations because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other types of asset-backed securities that may be developed in the future.

          The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the 1940 Act. The Fund intends to conduct its operations in a manner consistent with this view; therefore, the Fund generally may not invest more than 10% of its net assets in such securities without obtaining appropriate regulatory relief.

Lending of Securities
---------------------

          The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. Any such investment of collateral will be subject to the Fund's investment risks. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of its consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of the Fund's net assets at the time any such loan is made.

Forward Commitments and When-Issued and Delayed
Delivery Securities
-------------------

          The Fund may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a forward commitment, "when-issued" or "delayed delivery" basis, it does not pay for the securities until they are received, and the Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward, "when-issued" or "delayed delivery" commitments. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is advisable as a matter of investment strategy.

          Although the Fund does not intend to make such purchases for speculative purposes, and the Fund intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then-available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

Options
-------

          Options on Securities. The Fund may write call and put options and may purchase call and put options on securities. The Fund intends to write only covered options. In addition to the methods of "cover" described in the Prospectus, this means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.

          The Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

          The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

          The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

          The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indexes. The Fund may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as the Fund is obligated as the writer of the call option, the Fund holds in its portfolio securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put option on a securities index written by the Fund will be considered covered if, so long as it is obligated as the writer of the put option, the Fund maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

          The Fund may purchase put options on securities indexes to hedge against a decline in the value of portfolio securities. By purchasing a put option on a securities index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

          The Fund may purchase call options on securities indexes to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

          Futures Contracts. The Fund may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as hedges and not for speculation.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Interest rates futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

          The Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, when they hold securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Options on Futures Contracts. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Fund may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

          The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Fund may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

          If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          The Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Since those policies currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk.

Options on Foreign Currencies
-----------------------------

          The Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Fund may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Risk Factors in Options, Futures and Forward Transactions
---------------------------------------------------------

          Risk of Imperfect Correlation of Hedging Instruments with the Fund's Portfolio. The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on instruments, the instruments that are being hedged may not be the same as those underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

          It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index generally is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

          The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

          The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option.

          Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

          If the Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may decline instead. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

          In writing a call option on a security, foreign currency, index or Futures Contract, the Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when the Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset or not offset at all by an increase in the value of the Fund's portfolio securities.

          The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

          When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

          In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the transactions described above.

          With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

          If any of the foregoing adverse market events occurs, the Fund's overall return may be lower than if it had not engaged in the transactions described above.

          Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing transaction. This requires a secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability to effectively hedge its portfolio, and could result in trading losses.

          The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

          The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Fund will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

          Margin. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Fund purchases or sells Futures Contracts and options on Futures Contracts and purchases or writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When the Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

          Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.

          Risks of Options on Futures Contracts. The amount of risk the Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

          Risks of Forward Contracts, Foreign Currency Futures Contracts and Options Thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

          Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Fund from responding to such events in a timely manner.

          Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

          Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

          In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

          Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

          Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

          The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Restrictions on the Use of Futures and Option Contracts
-------------------------------------------------------

          Under applicable regulations, when the Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, the Fund is required to maintain with its custodian in a segregated account cash, short-term U.S. Government securities or high-quality U.S. dollar-denominated money market instruments, which, together with any initial margin deposits, or other liquid assets are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases.

          The Fund has adopted the restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

Economic Effects and Limitations
--------------------------------

          Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from such transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

          The Fund will not "over-hedge," that is, the Fund will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

          The Fund's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to use these instruments effectively for the purposes set forth above.

          The Fund's ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might accelerate or adversely affect the character of the income earned on such contracts. In addition, differences between the Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required to be made in order to meet tax requirements.

Future Developments
-------------------

          The foregoing discussion relates to the Fund's proposed use of Futures Contracts, Forward Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, the Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS
------------------------------------------------------------------------------

          Except as described below and except as otherwise specifically stated in the Fund's Prospectuses or in this SAI, the investment policies of the Fund set forth in the Prospectuses and in this SAI are not fundamental and may be changed without shareholder approval. The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectuses and this SAI mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of the Fund or such class are represented or (ii) more than 50% of the outstanding shares of the Fund or such class.

          The following is a description of the fundamental restrictions on the investments that may be made by the Fund, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

          The Fund will not:

          (1) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

          (2) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

          (3) purchase or retain real estate or interests in real estate, although the Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

          (4) make loans to other persons except by the purchase of obligations in which the Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

          (5) issue any senior security (as that term is defined in the 1940
Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

          The Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry.

          It is also the fundamental policy of the Fund that it may purchase and sell Futures Contracts and related options.

          In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Fund but which are not fundamental and are subject to change without shareholder approval.

          The Fund will not:

          (a) pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

          (b) purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that the Fund may make margin payments in connection with Futures Contracts, options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

          (c) make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Fund will make such short sales with respect to securities having a value in excess of 5% of its total assets.

          (d) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

          (e) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

          (f) invest in securities of any issuer if, to the knowledge of the Trust, the officers and Trustees of the Trust and the officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

          (g) purchase securities issued by any other registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund's purchases of securities issued by such open-end investment company will be consistent with the provisions of the 1940 Act.

          (h) make investments for the purpose of exercising control or management.

          (i) participate on a joint or joint and several basis in any trading account in securities.

          (j) invest in interests in oil, gas, or other mineral exploration or development programs, although the Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

          (k) purchase warrants, if, as a result, the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange (the "Exchange") or the American Stock Exchange.

          (l) purchase commodities or commodity contracts, provided that this shall not prevent the Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with the Fund's investment objective and policies.

          (m) purchase additional securities in excess of 5% of the value of its total assets until all of the Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

          Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or NAV will not be considered a violation of such percentage limitation.

------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND
------------------------------------------------------------------------------

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Trustees (see "Management of the Fund" in the Prospectuses).

          Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2005, totaling approximately $516 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2005, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.0% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of June 30, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 60.1% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 61.1% in Alliance. As of June 30, 2005, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.


          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.


          Based on information provided by AXA, as of July 31, 2005, approximately 17.62% of the issued ordinary shares (representing 27.99% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As ofJanuary 31, 2005, 65.72% of the shares (representing 75.42% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 20.90% of the shares of Finaxa (representing 12.89% of the voting power) were owned by BNP Paribas, a French bank. As of January 31, 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.35% of the issued ordinary shares (representing 32.36% of the voting power) of AXA.

Investment Advisory Agreement and Expenses
------------------------------------------

          The Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. The Investment Advisory Agreement also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser was compensated for its services to the Fund at an annual rate of 0.75% of the first $3 billion of the Fund's average daily net assets, 0.70% of the next $1 billion of such assets, 0.65% of the next $1 billion of such assets, and 0.60% of such average net assets in excess of $5 billion. Effective as of January 1, 2004, the Adviser agreed to waive a portion of its advisory fee. The advisory fee waiver reduced the advisory fee to 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fee to these amounts.

          The Adviser is, under the Investment Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

          For the fiscal years ended July 31, 2005 and July 31, 2004, the fiscal period ended July 31, 2003 and the fiscal year ended October 31, 2002, the Adviser received from the Fund Advisory fees of $14,191,942, $16,169,202, $11,098,459 and $22,382,151, respectively, in management fees from the Fund.


          The Investment Advisory Agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and
(ii) by vote of a majority of the Trustees who are not interested persons of the Trust or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Most recently, continuance of the Investment Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, at their meeting held on June 15, 2005.

          Any amendment to the terms of the Investment Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and the Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and the Fund may be required to change their names and delete the word "Alliance" from their names.

          The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following: AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AllianceBernstein Pooling Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.


Additional Information About the Fund's Portfolio Manager
---------------------------------------------------------

          Mr. Alan Levi is the investment professional(1) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------------
(1) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of July 31, 2005 are set forth below.


                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(2)

                                 Over $1,000,000

----------------
(2) The ranges presented above include any vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").


          As of July 31, 2005, Alliance Capital employees had approximately $[___________________] invested in shares of the Fund and approximately $[___________________] in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.


         The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Mr. Levi also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2005.


-------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
-------------------------------------------------------------------------------

                                         Number of            Total Assets
                                         Registered           of Registered
Total Number       Total Assets          Investment           Investment
of Registered      of Registered         Companies            Companies
Investment         Investment            Managed with         Managed with
Companies          Companies             Performance-         Performance-
Managed            Managed               based Fees           based Fees
-------            -------               ----------           ----------

   3               $4,599,000,000          2                 $4,312,000,000



-------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
-------------------------------------------------------------------------------

                                         Number of
                                         Pooled               Total Assets
                                         Investment           of Pooled
Total Number       Total Assets          Vehicles             Investment
of Pooled          of Pooled             Managed              Vehicles
Investment         Investment            with                 Managed with
Vehicles           Vehicles              Performance-         Performance-
Managed            Managed               based Fees           based Fees
-------            -------               ----------           ----------

    1              $ 15,000,000           None                  None

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
-------------------------------------------------------------------------------

                                                              Total Assets
                                         Number of            of Other
Total Number       Total Assets          Other Accounts       Accounts
of Other           of Other              Managed              with
Accounts           Accounts              with Performance-    Performance-
Managed            Managed               based Fees           based Fees
-------            -------               ----------           ----------


    14             $ 2,142,000,000        None                  None


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


          Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


          Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


          Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


          Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.


          To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


Portfolio Manager Compensation
------------------------------

          Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:


          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.


          (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.


          (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(3)

-----------------
(3) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.


          (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Trustee Information

          The business and affairs of the Fund are managed under the direction of the Trustees. Certain information concerning the Trustees of the Trust is set forth below.

                                                          PORTFOLIOS   OTHER
                                                          IN FUND      DIRECTOR-
NAME, ADDRESS,                     PRINCIPAL              COMPLEX      SHIPS
DATE OF BIRTH                    OCCUPATION(S)            OVERSEEN     HELD BY
AND (YEAR ELECTED*)            DURING PAST 5 YEARS        BY TRUSTEE   TRUSTEE
------------------             -------------------        ----------   -------

INTERESTED TRUSTEE
Marc O. Mayer, **              Executive Vice President    81          SCB
1345 Avenue of the Americas,   of ACMC since 2001;                     Partners
New York, NY 10105             prior thereto, Chief                    Inc.;
10/2/1957                      Executive Officer of                    SCB, Inc.
(2003)                         Sanford C. Bernstein &
                               Co., ("SCB & Co.") and
                               its predecessor since
                               prior to 2000.
DISINTERESTED TRUSTEES
Chairman of the Board
William H. Foulk, Jr.,#+       Investment adviser and     108          None
2 Sound View Drive,            an independent
Suite 100                      consultant.  He was
Greenwich, CT 06830            formerly Senior Manager
9/7/1932                       of Barrett Associates,
(1998)                         Inc., a registered
                               investment adviser, with
                               which he had been
                               associated since prior
                               to 2000. He was formerly
                               Deputy Comptroller and
                               Chief Investment Officer
                               of the State of New York
                               and, prior thereto, Chief
                               Investment Officer
                               of the New York Bank for
                               Savings.

Ruth Block,***#                Formerly Executive Vice    105          None
500 S.E. Mizner Blvd.,         President and Chief
Boca Raton, FL 33432           Insurance Officer of
11/7/1930                      The Equitable Life
(1993)                         Assurance Society of
                               the United States;
                               Chairman and Chief
                               Executive Officer
                               of Evlico (insurance);
                               Director of Avon, BP
                               (oil and gas), Ecolab
                               Incorporated (specialty
                               chemicals), Tandem
                               Financial Group and
                               Donaldson, Lufkin &
                               Jenrette Securities
                               Corporation; Governor at
                               Large, National
                               Association of Securities
                               Dealers, Inc.

David H. Dievler,#             Independent consultant.    107          None
P.O. Box 167,                  Until December 1994 he
Spring Lake, NJ 07762          was Senior Vice
10/23/1929                     President of ACMC
(1999)                         responsible for mutual
                               fund administration.
                               Prior to joining ACMC
                               in 1984 he was Chief
                               Financial Officer of
                               Eberstadt Asset
                               Management since 1968.
                               Prior to that he was a
                               Senior Manager at Price
                               Waterhouse & Co.
                               Member of American
                               Institute of Certified
                               Public Accountants since
                               1953.

John H. Dobkin,#               Consultant.  Formerly      105          None
P.O. Box 12,                   President of Save
Annandale, NY 12504            Venice, Inc.
2/19/1942                      (preservation
(1999)                         organization) from
                               2001-2002, Senior Advisor
                               from June 1999 - June 2000
                               and President of Historic
                               Hudson Valley (historic
                               preservation) from
                               December 1989 - May 1999.
                               Previously, Director of
                               the National Academy of
                               Design and during
                               1988-1992, Director and
                               Chairman of the Audit
                               Committee of ACMC.

Michael J. Downey,#            Consultant since January    80          Asia
c/o Alliance Capital           2004.  Formerly managing                Pacific
  Management L.P.              partner of Lexington                    Fund,
Attn:  Philip L. Kirstein      Capital, LLC (investment                Inc. and
1345 Avenue of the Americas    advisory firm) from                     the
New York, NY 10105             December 1997 until                     Merger
1/26/1944                      December 2003.  Prior                   Fund
(2005)                         thereto, Chairman and
                               CEO of Prudential Mutual
                               Fund Management from
                               1987 to 1993.

----------------

*    There is no stated term of office for the Trust's Trustees.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.
*** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of Alliance. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of the Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


          The Trustees of the Trust have four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.


          The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met four times during the Fund's most recently completed fiscal year.


          The function of the Governance and Nominating Committee is to nominate persons to fill any vacancies or newly created positions of the Trustees. The Governance and Nominating Committee met five times during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Trust begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of a fund of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.


          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met three times during the Fund's most recently completed fiscal year.


          The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.

                                                        AGGREGATE DOLLAR
                         DOLLAR RANGE                   RANGE OF EQUITY
                         OF EQUITY                      SECURITIES IN THE
                         SECURITIES IN                  ALLIANCEBERNSTEIN
                         THE FUND AS OF                 FUND COMPLEX AS OF
                         DECEMBER 31, 2004              DECEMBER 31, 2004
                         -----------------              -----------------

Marc O. Mayer            None                            Over $100,000
Ruth Block               $10,001-$50,000                 Over $100,000
David H. Dievler         None                            Over $100,000
John H. Dobkin           None                            Over $100,000
Michael J. Downey        None                            None
William H. Foulk, Jr.    $1-$10,000                      Over $100,000

Officer Information
-------------------

          Certain information concerning the Trust's officers is set forth below.

NAME, ADDRESS,*              POSITION(S)                 PRINCIPAL OCCUPATION
AND DATE OF BIRTH            HELD WITH FUND              DURING PAST 5 YEARS
----------------------       --------------              -------------------

Marc O. Mayer,               President and Chief         See biography above.
10/2/1957                    Executive Officer

Philip L. Kirstein,          Senior Vice President and   Senior Vice President
5/29/1945                    Independent Compliance      and Independent
                             Officer                     Compliance Officer of
                                                         the AllianceBernstein
                                                         Funds, with which he
                                                         has been associated
                                                         since October 2004.
                                                         Prior thereto, he was
                                                         Of Counsel to
                                                         Kirkpatrick & Lockhart,
                                                         LLP from October 2003
                                                         to October 2004, and
                                                         General Counsel of
                                                         Merrill Lynch
                                                         Investment Managers,
                                                         L.P. from  2000 until
                                                         March 2003.

Alan E. Levi,                Vice President              Senior Vice President
9/27/1949                                                of ACMC,** with which
                                                         he has been associated
                                                         since prior to 2000.

Mark R. Manley,              Clerk                       Senior Vice President,
10/23/1962                                               Deputy General Counsel
                                                         and Chief Compliance
                                                         Officer of ACMC,**
                                                         with which he has been
                                                         associated since
                                                         prior to 2000.

Mark D. Gersten,             Treasurer and Chief         Senior Vice President
10/4/1950                    Financial Officer           of AGIS** and Vice
                                                         President of
                                                         AllianceBernstein
                                                         Investment Research
                                                         and Management, Inc.
                                                         ("ABIRM"),** with
                                                         which he has been
                                                         associated since prior
                                                         to 2000.

Vincent S. Noto,             Controller and              Vice President of
12/14/1964                   Chief Accounting            AGIS,** with which he
                             Officer                     has been associated
                                                         since prior  to 2000.

Andrew L. Gangolf,           Assistant Clerk             Senior Vice President
8/15/1954                                                and Assistant General
                                                         Counsel of ABIRM,**
                                                         with which he has been
                                                         associated since
                                                         prior to 2000.

-------------------
* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM and AGIS are affiliates of the Trust.

          The Trust does not pay any fees to, or reimburse expenses of, its Trustee who is considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust. The aggregate compensation paid to each of the Trustees by the Fund for the fiscal year ended July 31, 2005, the aggregate compensation paid to each of the Trustees during calendar year 2004 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                   Total Number
                                                                   of Investment
                                                                   Portfolios
                                                    Total Number   within the
                                                    of Investment  Alliance-
                                                    Companies in   Bernstein
                                     Total          the Alliance-  Fund
                                     Compensation   Bernstein      Complex,
                                     from the       Fund Complex,  Including
                                     Alliance-      Including      the Fund,
                                     Bernstein      the Fund,      as to
                       Aggregate     Fund           as to which    which the
                       Compensation  Complex,       the Trustee    Trustee is
                       from Growth   Including      is a Director  a Director
 Name of Trustee       Fund          the Fund       or Trustee     or Trustee
 ---------------       ----          --------       ----------     ----------

Marc O. Mayer          $0            $0               37               81
Ruth Block             $4,094        $223,200         39              105
David H. Dievler       $4,131        $268,250         41              107
John H. Dobkin         $4,316        $252,900         39              105
Michael J. Downey      $2,228        $0               36               80
William H. Foulk, Jr.  $6,964        $465,250         42              108


          As of October 7, 2005, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Fund.

          The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

          Subject to the general oversight of the Trustees, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, the Adviser believes its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

          The Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

          During the fiscal year ended July 31, 2005, transactions in the portfolio securities of the Fund aggregated $1,989,387,235. Brokerage commissions of approximately $2,333,499 (99%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.


          For the fiscal year ended July 31, 2005 and 2004, the fiscal period ended July 31, 2003 and the fiscal year ended October 31, 2002, the Fund paid aggregate brokerage commissions of $2,356,449, $3,361,862, $2,478,060 and $6,825,036, respectively. The difference between the aggregate dollar amount of brokerage commissions paid by the Fund for the fiscal year ended October 31, 2002 and the period ended July 31, 2003 resulted primarily from the difference in length of these periods due to a change in the Fund's fiscal year end.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of the Adviser. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          During the fiscal year ended October 31, 2002, the fiscal period ended July 31, 2003 and the fiscal years ended July 31, 2004 and July 31, 2005, brokerage commissions amounting in the aggregate to $95,351, $35,020, $64,736 and $12,058, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2005, the brokerage commissions paid to SCB & Co. constituted 10.51% of the Fund's aggregate brokerage commissions. During the fiscal year ended
July 31, 2005, 0.38% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of Alliance's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          Alliance has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, Alliance may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          Alliance may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. Alliance does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

          Alliance has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

------------------------------------------------------------------------------

                              EXPENSES OF THE FUND
------------------------------------------------------------------------------

          In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Trust pays certain other costs including
(a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Fund under the appropriate federal securities laws and of qualifying shares of the Fund under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications,
(e) expenses of printing and distributing the Fund's prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements
-------------------------

          Rule 12b-1 under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Fund (except Class I and Advisor Class) pursuant to Rule 12b-1 (each a "Plan" and collectively, the "Plans"). Pursuant to the Plans, the Fund pays ABIRM (in such capacity, the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of .50% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, .50% of the Fund's aggregate average daily net assets attributable to the Class R shares and .25% of the Fund's average daily net assets attributable to the Class K shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of the Fund attributable to the Class A, Class B, Class C, Class R and Class K shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Fund's shares.

          In approving the Plans, the Trustees of the Trust determined that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          Each Plan may be terminated with respect to the class of shares of the Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Disinterested Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of the Fund to which the Plan relates requires approval by the affected class of shareholders of the Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to the Fund's Class A, Class B, Class C, Class R and Class K shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

          The Plans may be terminated with respect to the Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of the Fund or that class (as appropriate) or by vote of a majority of the Disinterested Trustees. Each plan is of a type known as a "compensation plan", which means that it compensates the distributor regardless of its expenses.

          The Plans continue in effect with respect to the Fund and each class of shares thereof so long as such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. Most recently, the Plans were approved for an additional annual term by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not "interested persons," (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans, at their meeting held on June 15, 2005.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to Class A shares, Class B shares, Class C shares, Class R shares or Class K shares of the Fund, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

          For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $3,011,594 and $2,849,803 during the fiscal years ended July 31, 2005 and July 31, 2004, respectively, $1,627,440 during the fiscal period from November 1, 2002 through July 31, 2003 and $2,465,619 during the fiscal year ended October 31, 2002.


          For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $6,538,904 and $9,420,547 during the fiscal years ended July 31, 2005 and July 31, 2004, respectively, $7,592,208 during the fiscal period from November 1, 2002 through July 31, 2003 and $17,973,671 during the fiscal year ended October 31, 2002.


          For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $2,040,993 and $2,414,634 during the fiscal years ended July 31, 2005 and July 31, 2004, respectively, $1,682,982 during the fiscal period from November 1, 2002 through July 31, 2003 and $3,493,644 during the fiscal year ended October 31, 2002.


          For services rendered by the Principal Underwriter in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $27 during the fiscal year ended July 31, 2005.


          For services rendered by the Principal Underwriter in connection with the distribution of Class K shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $10 during the fiscal year ended July 31, 2005.


          The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, Class C, Class R and Class K shares, respectively, were as follows for the periods indicated.

                             Amount of Expense and Allocated Cost
                             ------------------------------------

                                                        Class C         Class R         Class K
                      Class A Shares                    Shares          Shares          Shares
                      (For the        Class B Shares    (For the        (For the        (For the
                      Fiscal          (For the Fiscal   Fiscal          Fiscal          Fiscal
    Category of       Year Ended      Year Ended        Year Ended      Year Ended      Year Ended
      Expense         July 31, 2005)  July 31, 2005)    July 31, 2005)  July 31, 2005)  July 31, 2005)
      -------         --------------  --------------    --------------  --------------  --------------

Advertising/
Marketing                   $423            $213           $100              $0              $0

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders              $3,554         $48,031           $740              $0              $0

Compensation to
Underwriters            $581,214        $260,155       $103,586              $0              $0

Compensation to
Dealers               $3,383,475      $2,168,735     $2,113,606              $0              $0

Compensation to
Sales Personnel         $205,135         $88,433        $38,693              $0              $0

Interest, Carrying
or Other Financing
Charges                       $0        $315,707         $1,812              $0              $0

Other (Includes
Personnel costs of
those home office
employees involved
in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)
                        $608,442        $261,909        $99,633              $0              $0

Totals                $4,782,243      $3,143,183     $2,358,170              $0              $0


Custodial Arrangements
----------------------

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA, 02110 acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Trustees, State Street may enter into subcustodial agreements for the holding of the Fund's securities outside of the United States.

Transfer Agency Arrangements
----------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Trust. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares. For the fiscal year ended July 31, 2005, the Fund paid AGIS $4,226,165 for transfer agency services.

          AGIS acts as the transfer agent for the Fund. AGIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

          Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

------------------------------------------------------------------------------

                               PURCHASE OF SHARES
------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge ("CDSC") (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"),or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All classes of shares of the Fund, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

          Investors may purchase shares of the Fund either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

          o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

          o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

          The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Fund is its NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. The Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m. Eastern time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m. Eastern time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares,
(iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended July 31, 2005 and 2004, its fiscal period ended July 31, 2003 and its fiscal year ended October 31, 2002, the aggregate amounts of underwriting commissions payable with respect to shares of the Fund were $534,141, $624,023, $465,719 and $737,619, respectively. Of those amounts, the Principal Underwriter retained $23,583, $28,333, $19,284 and $38,863, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2005 and 2004, its fiscal period ended July 31, 2003 and its fiscal year ended October 31, 2002, the Principal Underwriter received CDSCs of $17,388, $58,484, $41,542 and $21,827, respectively, on Class A shares, $418,431, $566,396, $999,323 and $1,999,698, respectively, on Class B shares, and $11,793, $8,388, $20,953 and $28,797, respectively, on Class C shares.

          Class A Shares. The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                  Sales Charge
                                  ------------

                                                                  Discount or
                                                                  Commission to
                                                                  Dealers or
                                      As % of     As % of         Agents of
                                      Net Amount  the Public      up to % of
Amount of Purchase                    Invested    Offering Price  Offering Price
------------------                    --------    --------------  --------------

Up to $100,000......................    4.44%       4.25%           4.00%
$100,000 up to $250,000.............    3.36        3.25            3.00
$250,000 up to $500,000.............    2.30        2.25            2.00
$500,000 up to $1,000,000*..........    1.78        1.75            1.50

--------------------
* There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Management division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

          Class B Shares. Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Class B shares purchased on or after August 2, 1993 and held for eight years after the end of the calendar month in which the shareholder's purchase order was accepted will automatically convert to Class A shares. Such conversions will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

          Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                               Contingent Deferred Sales Charge
                                                 for the Fund as a % of Dollar
      Year Since Purchase                          Amount Subject to Charge
      -------------------                          ------------------------

      First                                                 4.00%
      Second                                                3.00%
      Third                                                 2.00%
      Fourth                                                1.00%
      Fifth and Thereafter                                  None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended, (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

          Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a ..50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

          Class K Shares. Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

          Class I Shares. Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

          Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

          Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares -- Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Trust. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares -- Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in your Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder whose Advisor Class shares would otherwise convert to Class A shares would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

          Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

          Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

          Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

          It is expected that the Fund will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Fund also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

          o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

          o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

          o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

        Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not end automatically when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R shares up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

          In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Fund, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

               o    upfront sales commissions

               o    12b-1 fees

               o    additional distribution support

               o    defrayal of costs for educational seminars and training

               o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2005, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Fund and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

        A.G. Edwards
        AIG Advisor Group
        American Express Financial Advisors
        AXA Advisors
        Bank One Securities Corp.
        BNY Investment Center
        Charles Schwab
        Chase Investment Services
        Citigroup Global Markets
        Commonwealth Financial
        IFMG Securities
        ING Advisors Network
        Legg Mason
        Lincoln Financial Advisors
        Linsco Private Ledger
        Merrill Lynch
        Morgan Stanley
        Mutual Service Corporation
        National Financial
        NPH Holdings
        PFS Investments
        Piper Jaffray
        Raymond James
        RBC Dain Rauscher
        Securities America
        SunTrust Bank
        UBS Financial
        Uvest Financial Services
        Wachovia Securities
        Wells Fargo

          Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES
------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions--General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES
------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Funds in which you wish to invest offer shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging carefully before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in the Fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on the Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto if the 12th day is not a Fund business day.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

------------------------------------------------------------------------------

                                 NET ASSET VALUE
------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Trustees (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Trustees has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Trustees, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Trustees.

          The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

          The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

          Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of
Dividends, Distributions, and the Fund
--------------------------------------

          The following discussion addresses certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provision of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal income tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code.

          In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

               (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in certain qualified publicly traded partnerships;

               (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

               (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

          If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year (or later, if the Fund is permitted to so elect and so elects), (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year (or later, if the Fund is permitted to so elect and so elects), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

Dividends and Distributions
---------------------------

          The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company for the year in which the dividend is paid or the immediately preceeding taxable year.

          In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a U.S. shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to its shares in the Fund. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

          Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--through December 31, 2008.

          Distributions of net capital gain from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gain are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Return of Capital Distributions. If a Fund makes a distribution to you in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

          Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

          Sales, Exchanges and Redemptions. Any gain or loss arising from a sale, exchange or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale, exchange or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale, redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Because special tax rules apply to investment through defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS. The backup withholding rate is 28% for amounts paid through December 31, 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

          Foreign Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

          Options, Futures, Forward Contracts, and Swap Agreements. Each Fund may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

          Foreign Currency-Denominated Securities and Related Hedging Transactions. The Fund may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

          The Fund's investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Fund's recognition of ordinary income and affect the timing or amount of the Fund's distributions. The Fund does not expect that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Fund.

          Passive Foreign Investment Companies. Investment by any of the Funds in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

          A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. As noted above, dividends paid by a passive foreign investment company will not be eligible to be treated as "qualified dividend income."

Other Taxes
-----------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

          In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund in its taxable year beginning August 1, 2005. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

          If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

          The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

          Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on December 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

------------------------------------------------------------------------------

                               GENERAL INFORMATION
------------------------------------------------------------------------------

Description of the Trust
------------------------

          The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having four separate portfolios, each of which is represented by a separate series of shares. In addition to the Fund, the other portfolios of the Trust are AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Wealth Preservation Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy. The name of the Trust was changed from The Alliance Portfolios to The AllianceBernstein Portfolios, and the name of the Fund was changed from Alliance Growth Fund to AllianceBernstein Growth Fund on March 31, 2003.

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

          The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of the Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

          The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Capitalization
--------------

          Except as noted below under "Shareholder and Trustee Liability," all shares of the Fund when duly issued will be fully paid and non-assessable.

          Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Fund's outstanding shares on October 7, 2005:

Names and Addresses                   No. of Shares          % of Class
-------------------                   -------------          ----------

Class A
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street,
Floor 3
New York, NY 10001-2402               2,734,042                 9.16%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052           1,975,458                 6.62%

MLPF&S
For the Sole Benefit
of Its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486           2,467,789                 8.27%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  2306--9245            1,731,565                 5.80%

Class B
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street,
Floor 3
New York, NY 10001-2402               2,393,757                11.19%

Merrill Lynch
Mutual Fund Admin.
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486           2,254,762                10.54%

Dean Witter Reynolds
Attn: Mutual Fund Operations
2 Harborside Plaza
2nd Floor
Jersey City, NJ 07311                 1,186,285                 5.54%

First Clearing LLC
Special Custody Acct for the
   Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245            1,360,943                 6.36%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052           1,544,370                 7.22%

Class C
-------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th Street,
Floor 3
New York, NY 10001-2402               1,074,168                13.76%

MLPF&S
For the Sole Benefit of
Its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486           1,659,697                21.27%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza,
2nd Floor
Jersey City, NJ 07311                   432,287                 5.54%

First Clearing LLC
Special Custody Acct for the
  Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245              509,353                 6.53%

Class R
-------

Community Bank NA DT FBO
Seaview Technologies 401(k) PS Plan
6 Rhoads Dr. Suite 7
Utica, NY 13502-6317                      1,000                99.70%

Class K
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains, NY 10601-1712                 304                  100%

Class I
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains,  NY 10601-1712                304                99.50%

Advisor Class
-------------

Merrill Lynch
Mutual Fund Admin.
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL 32246-6486              50,866                 5.18%

Trust for Profit Sharing Plan
For Employees of Alliance Capital
Management L.P. Plan R
Attn:  Diana Marotta Fl. 31
1345 Avenue of the Americas
New York, NY 10105                      473,177                48.22%

PIMS/Prudential Retirement
As Nominee for the TTEE/CUST
Alliance Capital Management
300 International Pkwy Ste 270
Heathrow, FL  32746                     367,220                38.34%

Voting Rights
-------------

          As summarized in your Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or the Fund and on other matters submitted to the vote of shareholders.

          The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of the Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

          There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

          Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

          No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or (iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability
---------------------------------

          Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Counsel
-------

          Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been appointed independent registered public accounting firm for the Trust.

Additional Information
----------------------

          This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

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                         FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
------------------------------------------------------------------------------

          The financial statements of the Fund for the fiscal year ended July 31, 2005 and the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the SEC on October 11, 2005. It is available without charge upon request by calling AGIS at (800) 227-4618.

------------------------------------------------------------------------------

                                   APPENDIX A:
                      DESCRIPTION OF CORPORATE BOND RATINGS
------------------------------------------------------------------------------

          Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

          Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

          A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

          Baa-- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca-- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C-- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

          Descriptions of the bond ratings of Standard & Poor's Ratings Services ("Standard & Poor's") are as follows:

          AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

          BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as having significant speculative characteristics with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

          D-- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during the grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

          The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

          NR-- Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

          Descriptions of the bond ratings of Fitch, Inc. are as follows:

Investment Grade
----------------

          AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade
-----------------

          BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

          DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Notes to Bond Ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' rating category or to categories below 'CCC'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

------------------------------------------------------------------------------

                                   APPENDIX B:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES
------------------------------------------------------------------------------


Introduction
------------

          As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

          This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

          This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

          Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

          Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

          Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

          Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

          Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

          Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

          Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

          Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

          Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------
Proxy Voting Committees
-----------------------

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

          Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records
--------------------

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.


00250.0157 #598596v4

                                     PART C
                                OTHER INFORMATION
                                -----------------

ITEM 23. Exhibits:

     (a)  Declaration of Trust.

          (1) Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

          (2) Amendment No. 1 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

          (3) Amendment No. 2 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

          (4) Amendment No. 3 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 48 to the Registrant's Registration Statement on June 6, 2003).

     (b) (1) By-Laws (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

          (2) Amendment to By-Laws dated October 16, 1991 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

          (3) Amendment to By-Laws dated July 14, 2004 (previously filed with Post-Effective Amendment No. 56 to the Registrant's Registration Statement on September 1, 2004).

     (c) Portions of the Registrant's Agreement and Declaration of Trust and By-Laws pertaining to shareholders' rights (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).

     (d) Form of Amended and Restated Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. (previously filed with Post-Effective Amendment No. 58 to the Registrant's Registration Statement on November 1, 2004).

     (e) (1) Form of Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc., effective September 2, 2003 (previously filed with Post-Effective Amendment No. 51 to the Registrant's Registration Statement on August 22, 2003).

          (2) Form of Amendment to Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

          (3) Form of Amendment to Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (previously filed with Post-Effective Amendment No. 59 of the Registrant's Registration Statement on December 30, 2004).

          (4) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) and dealers offering shares of the Registrant (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28, 2005).


          (5) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of the Registrant (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28,
               2005).

     (f)  Not applicable.

     (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company dated July 25, 1988, as amended through July 17, 1996 (previously filed with Post-Effective Amendment No. 21 to the Registrant's Registration Statement on September 1, 1996).

     (h) (1) Transfer Agent Agreement between the Registrant and Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.) (previously filed with Post-Effective Amendment No. 17 to the Registrant's Registration Statement on August 30, 1995).

          (2) Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on October 31, 1997).

          (3) Expense Limitation Undertaking by Alliance Capital Management L.P. (previously filed with Post-Effective Amendment No. 38 to the Registrant's Registration Statement on October 29, 1999).

          (4) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. with respect to AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Preservation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

          (5) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. with respect to AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

          (6) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. with respect to AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30, 2004).


     (i) Opinion and Consent of Seward & Kissel LLP with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the AllianceBernstein Growth Fund - Filed herewith.

     (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (k)  Not applicable.

          (l) Investment Letter of The Equitable Life Assurance Society of the United States dated October 19, 1987 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

     (m) (1) Amended and Restated Distribution and Servicing Plan for Class A Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

          (2) Amended and Restated Distribution and Servicing Plan for Class B Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

          (3) Distribution and Servicing Plan for Class C Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

          (4) Distribution and Servicing Plan for Class R Shares adopted by the Trust on November 11, 2003 (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

          (5) Form of Distribution and Servicing Plan for Class K Shares (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30, 2004).

     (n) (1) Amended and Restated Rule 18f-3 Plan (previously filed with Post-Effective Amendment No. 51 to the Registrant's Registration Statement on August 22, 2003).

          (2) Form of Amended and Restated 18f-3 Plan (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30, 2004).

     (o)  Not applicable

     (p) (1) Code of Ethics of the Registrant (previously filed with Post-Effective Amendment No. 42 to the Registrant's Registration Statement on August 31, 2001).

          (2) Code of Ethics of Alliance Capital Management L.P. (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28, 2005).

          (3) Code of Ethics of AllianceBernstein Investment Research and Management, Inc. (see Exhibit 23(p)(2)).

Other Exhibits: Powers of Attorney for: Ruth Block, John H. Dobkin, David H.
                Dievler, Michael J. Downey, William H. Foulk, Jr., and
                Marc O. Mayer . (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration
                Statement on February 28, 2005).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT.

          None.

ITEM 25.  INDEMNIFICATION.
          ---------------

          Paragraph (n) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

               "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

     Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

               "Limitation of Liability

               Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

     Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

                                  ARTICLE VIII
                                 Indemnification

               "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either
               (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

               "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               Section 2 of Article IX of the Registrant's Agreement and Declaration of Trust provides in relevant part:

               "TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

               Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

                    The Investment Advisory Agreement between the Registrant and
               Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder.

                    The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. ("ABIRM") provides that the Registrant will indemnify, defend and hold ABIRM, and any person who controls it within the meaning of
               Section 15 of the Securities Act of 1933, as amended (the "Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABIRM or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABIRM against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

                    The foregoing summaries are qualified by the entire text of
               Registrant's Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between the Registrant and ABIRM.

                    The Registrant participates in a joint directors and
               officers liability policy for the benefit of its Trustees and officers.

                    Insofar as indemnification for liabilities arising under the
               Act may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.       BUSINESS AND OTHER CONNECTIONS OF ADVISER.

                    The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                    The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.       Principal Underwriters.

               (a) ABIRM, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABIRM also acts as Principal Underwriter or Distributor for the following investment companies:


                      AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
                      AllianceBernstein Blended Style Series, Inc.
                      AllianceBernstein Bond Fund, Inc.
                      AllianceBernstein Cap Fund, Inc.
                      AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
                      AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Yield Fund, Inc.
                      AllianceBernstein Institutional Funds, Inc.
                      AllianceBernstein Intermediate California Municipal
                         Portfolio(1)
                      AllianceBernstein Intermediate Diversified Municipal
                         Portfolio(1)
                      AllianceBernstein Intermediate New York Municipal
                         Portfolio(1)
                      AllianceBernstein International Portfolio(1)
                      AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc. AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Short Duration Portfolio(1) AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
                      AllianceBernstein Utility Income Fund, Inc.
                      AllianceBernstein Variable Products Series Fund, Inc. Sanford C. Bernstein Fund II, Inc.
                      The AllianceBernstein Pooling Portfolios

-------------------------------------------------
 (1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

               (b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                               POSITIONS AND                  POSITIONS AND
                               OFFICES WITH                   OFFICES WITH
NAME                           UNDERWRITER                    REGISTRANT
----                           -----------                    ----------

Directors
Marc O. Mayer                  Chairman of the Board          President and
                               and Director                   Chief Executive
                                                              Officer

Mark R. Manley                 Director                       Clerk

Officers
Marc O. Mayer                  Chairman of the Board          President and
                                                              Chief Executive
                                                              Officer

Ranjani Nagaswami              Vice Chairman

Frederic L. Bloch              Executive Vice President

Richard A. Davies              Executive Vice President
                               and Managing Director
Kurt H. Schoknecht             Executive Vice President

Frank Speno                    Executive Vice President

Andrew L. Gangolf              Senior Vice President and      Assistant Clerk
                               Assistant General Counsel

Emilie D. Wrapp                Senior Vice President and
                               Assistant General Counsel

Daniel A. Notto                Senior Vice President,
                               Counsel and Assistant
                               Secretary

Christopher S. Alpaugh         Senior Vice President

Audie G. Apple                 Senior Vice President

Colin C. Aymond                Senior Vice President

Adam J. Beaudry                Senior Vice President

Matthew F. Beaudry             Senior Vice President

Amy I. Belew                   Senior Vice President

Susan H. Burton                Senior Vice President

Russell R. Corby               Senior Vice President

John W. Cronin                 Senior Vice President

Robert J. Cruz                 Senior Vice President

Jennifer M. DeLong             Senior Vice President

John C. Endahl                 Senior Vice President

Adam E. Engelhardt             Senior Vice President

John Edward English            Senior Vice President

Eric W. Frasier                Senior Vice President

Donald N. Fritts               Senior Vice President

Kenneth L. Haman               Senior Vice President

Joseph P. Healy                Senior Vice President

Mary V. Kralis Hoppe           Senior Vice President

Scott Hutton                   Senior Vice President

Geoffrey L. Hyde               Senior Vice President

Robert H. Joseph, Jr.          Senior Vice President

Victor Kopelakis               Senior Vice President

Henry Michael Lesmeister       Senior Vice President

Eric L. Levinson               Senior Vice President

James F. Lyons                 Senior Vice President

Matthew P. Mintzer             Senior Vice President

Thomas F. Monnerat             Senior Vice President

Joanna D. Murray               Senior Vice President

Jeffrey A. Nye                 Senior Vice President

Peter J. O'Brien               Senior Vice President

John J. O'Connor               Senior Vice President

Danielle Pagano                Senior Vice President

Catherine N. Peterson          Senior Vice President

Mark A. Pletts                 Senior Vice President

Robert E. Powers               Senior Vice President

Stephen C. Scanlon             Senior Vice President

John P. Schmidt                Senior Vice President

Raymond S. Sclafani            Senior Vice President

Eileen B. Sebold               Senior Vice President

Gregory K. Shannahan           Senior Vice President

Richard J. Sidell              Senior Vice President

Andrew D. Strauss              Senior Vice President

Peter J. Szabo                 Senior Vice President

Joseph T. Tocyloski            Senior Vice President

David R. Turnbough             Senior Vice President

Craig E. Welch                 Senior Vice President

Scott Whitehouse               Senior Vice President

Mark D. Gersten                Vice President and             Treasurer and
                               Treasurer                      Chief Financial
                                                              Officer

Patrick E. Ryan                Vice President and
                               Chief Financial Officer

Jane E. Ackerman               Vice President

Margaret M. Bagley             Vice President

Mark H.W. Baltimore            Vice President

Kenneth F. Barkoff             Vice President

Troy E. Barton                 Vice President

Laura J. Beedy                 Vice President

David A. Bedrick               Vice President

Andrew Berger                  Vice President

Gregory P. Best                Vice President

Robert G. Bjorge               Vice President

Michael J. Bodnar              Vice President

Richard A. Brink               Vice President

Alan T. Brum                   Vice President

Brian Buehring                 Vice President

Thomas E. Callahan             Vice President

Kevin T. Cannon                Vice President

Alice L. Chan                  Vice President

Kyle E. Clapp                  Vice President

Michael F. Connell             Vice President

Joseph D. Connell, Jr.         Vice President

Kenneth J. Connors             Vice President

Dwight P. Cornell              Vice President

Michael R. Crimmins            Vice President

Brett E. Dearing               Vice President

Stephen J. Dedyo               Vice President

Darren K. DeSimone             Vice President

Carmela Di Meo                 Vice President

Janet B. DiBrita               Vice President

Ronald G. Dietrich             Vice President

Joseph T. Dominguez            Vice President

Paul D. Eck                    Vice President

Bernard J. Eng                 Vice President

Joao P. Flor                   Vice President

Daniel P. Gangemi              Vice President

Mark A. Gessner                Vice President

Thomas R. Graffeo              Vice President

Matthew M. Green               Vice President

John G. Hansen                 Vice President

Michael S. Hart                Vice President

George R. Hrabovsky            Vice President

David A. Hunt                  Vice President

Dinah J. Huntoon               Vice President

Anthony D. Ialeggio            Vice President

Theresa Iosca                  Vice President

Oscar J. Isoba                 Vice President

Kumar Jagdeo II                Vice President

Danielle M. Klaskow            Vice President

Joseph B. Kolman               Vice President

Gary M. Lang                   Vice President

Christopher J. Larkin          Vice President

Laurel E. Lindner              Vice President

James M. Liptrot               Vice President

Armando C. Llanes              Vice President

James P. Luisi                 Vice President

Craig S. McKenna               Vice President

Todd M. Mann                   Vice President

Silvia Manz                    Vice President

Kathryn Austin Masters         Vice President

Paul S. Moyer                  Vice President

John F. Multhauf               Vice President

Jamie A. Nieradka              Vice President

Nicole Nolan-Koester           Vice President

Timothy J. O'Connell           Vice President

David D. Paich                 Vice President

Todd P. Patton                 Vice President

Leo J. Peters IV               Vice President

James J. Posch                 Vice President

Carol H. Rappa                 Vice President

Michelle T. Rawlick            Vice President

James A. Rie                   Vice President

Heidi A. Richardson            Vice President

Joseph P. Rodriguez            Vice President

Miguel A. Rozensztroch         Vice President

Thomas E. Sawyer               Vice President

Matthew J. Scarlata            Vice President

Stuart L. Shaw                 Vice President

Daniel S. Shikes               Vice President

Karen Sirett                   Vice President

Rayandra E. Slonina            Vice President

Elizabeth M. Smith             Vice President

Ben H. Stairs                  Vice President

Eileen Stauber                 Vice President

Michael B. Thayer              Vice President

Elizabeth K. Tramo             Vice President

Benjamin H. Travers            Vice President

James R. Van Deventer          Vice President

Elsia M. Vasquez               Vice President

Marie R. Vogel                 Vice President                 Assistant Clerk

Wayne W. Wagner                Vice President

Mark E. Westmoreland           Vice President

Paul C. Wharf                  Vice President

Peter H. Whitlock              Vice President

Kevin M. Winters               Vice President

Jennifer M. Yi                 Vice President

Moshe Aronov                   Assistant Vice
                               President

Jire J. Baran                  Assistant Vice
                               President

Gian D. Bernardi               Assistant Vice
                               President

Susan J. Bieber                Assistant Vice
                               President

Mark S. Burns                  Assistant Vice
                               President

Daniel W. Carey                Assistant Vice
                               President

Judith A. Chin                 Assistant Vice
                               President

David Chung                    Assistant Vice
                               President

Robyn L. Cohen                 Assistant Vice
                               President

Michael C. Conrath             Assistant Vice
                               President

Robert A. Craft                Assistant Vice
                               President

Marc DiFilippo                 Assistant Vice
                               President

Raymond L. DeGrazia            Assistant Vice
                               President

Ralph A. DiMeglio              Assistant Vice
                               President

Daniel Ennis                   Assistant Vice
                               President

Michael J. Eustic              Assistant Vice
                               President

Robert A. Fiorentino           Assistant Vice
                               President

Lydia A. Fisher                Assistant Vice
                               President

Michael F. Greco               Assistant Vice
                               President

Kelly P. Guter                 Assistant Vice
                               President

Terry L. Harris                Assistant Vice
                               President

Junko Hisamatsu                Assistant Vice
                               President

Luis Martin Hoyos              Assistant Vice
                               President

Arthur F. Hoyt, Jr.            Assistant Vice
                               President

Dwayne A. Javier               Assistant Vice
                               President

Joseph D. Kearney              Assistant Vice
                               President

Elizabeth E. Keefe             Assistant Vice
                               President

Edward W. Kelly                Assistant Vice
                               President

Jung M. Kim                    Assistant Vice
                               President

Junko Kimura                   Assistant Vice
                               President

Ted R. Kosinski                Assistant Vice
                               President

Stephen J. Laffey              Assistant Vice                 Assistant Clerk
                               President and Counsel

Evamarie C. Lombardo           Assistant Vice
                               President

Andrew J. Magnus               Assistant Vice
                               President

Mathew J. Malvey               Assistant Vice
                               President

Osama Mari                     Assistant Vice
                               President

Daniel K. McGouran             Assistant Vice
                               President

Christine M. McQuinlan         Assistant Vice
                               President

Steven M. Miller               Assistant Vice
                               President

Christina A. Morse             Assistant Vice                 Assistant Clerk
                               President and Counsel

Troy E. Mosconi                Assistant Vice
                               President

Jennifer A. Mulhall            Assistant Vice
                               President

Joseph D. Ochoa                Assistant Vice
                               President

Alex E. Pady                   Assistant Vice
                               President

Wandra M. Perry-Hartsfield     Assistant Vice
                               President

Matthew V. Peterson            Assistant Vice
                               President

Mark A. Quarno                 Assistant Vice
                               President

Juhi Rathee                    Assistant Vice
                               President

Peter V. Romeo                 Assistant Vice
                               President

Randi E. Rothstein             Assistant Vice
                               President

Jessica M. Rozman              Assistant Vice
                               President

Daniel A. Rudnitsky            Assistant Vice
                               President

Jennifer E. Scherz             Assistant Vice
                               President

Orlando Soler                  Assistant Vice
                               President

Nancy D. Testa                 Assistant Vice
                               President

Jay D. Tini                    Assistant Vice
                               President

Kari-Anna Towle                Assistant Vice
                               President

Kayoko Umino                   Assistant Vice
                               President

Thomas M. Vitale               Assistant Vice
                               President

Benjamin S. Wilhite            Assistant Vice
                               President

Nina C. Wilkinson              Assistant Vice
                               President

Joanna Wong                    Assistant Vice
                               President

Eric J. Wright                 Assistant Vice
                               President

Thomas M. Zottner              Assistant Vice
                               President

Mark R. Manley                 Secretary                      Clerk

Colin T. Burke                 Assistant Secretary

Adam R. Spilka                 Assistant Secretary


               (c) Not applicable.

ITEM 28.        Location of Accounts and Records.

                The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.        MANAGEMENT SERVICES.

                Not applicable.

ITEM 30.        UNDERTAKINGS.

                Not applicable.

                              ********************

                                     NOTICE


     A copy of the Agreement and Declaration of Trust of The AllianceBernstein Portfolios (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 28th day of October, 2005.

                                            THE ALLIANCEBERNSTEIN PORTFOLIOS

                                            By:    Marc O. Mayer*
                                                   ---------------------
                                                    Marc O. Mayer
                                                    President

     Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                        Title                      Date
      ---------                        -----                      ----

1)   Principal Executive Officer

     Marc O. Mayer*                   President and           October 28, 2005
                                      Chief Executive
                                      Officer

2)   Principal Financial and
     Accounting Officer

     /s/  Mark D. Gersten             Treasurer and           October 28, 2005
          ---------------             Chief Financial
          Mark D. Gersten             Officer

3)   All of the Trustees

     Ruth Block*
     David H. Dievler*
     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     Marc O. Mayer*

*By: /s/  Andrew L. Gangolf                                   October 28, 2005
     ----------------------
          Andrew L. Gangolf
          (Attorney-in-fact)

                                Index to Exhibits
                                -----------------


Exhibit No.   Description of Exhibits
-----------   -----------------------

(i) Opinion and Consent of Seward & Kissel LLP with respect to Class A, Class B, Class C, Class R,
              Class K, Class I and Advisor Class shares of the
              AllianceBernstein Growth Fund

(j)           Consent of Independent Registered Public
              Accounting Firm



00250.0184 #606225